NUVEEN Exchange-Traded Funds

October 31, 1998
Annual Report
Dependable, tax-free income to help you keep more of what you earn.

NPP
Performance Plus

NMA
Advantage

NMO
Opportunity

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NPP Performance Overview
 6 NMA Performance Overview
 7 NMO Performance Overview
 8 Shareholder Meeting Report
11 Report of Independent Auditors
12 Portfolio of Investments
34 Statement of Net Assets
35 Statement of Operations
36 Statement of Changes in Net Assets
37 Notes to Financial Statements
41 Financial Highlights
44 Building Better Portfolios
45 Fund Information

Credit Quality                     Performance Highlights
================================================================================
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     8.78% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 12.42% for investors in the 31% federal income tax bracket

PIE CHART:
AAA/U.S. Guaranteed           77%
AA                             6%
A                             10%
BBB/NR                         7%

Nuveen Municipal Advantage Fund, Inc. (NMA)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     9.13% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 8.47% for investors in the 31% federal income tax bracket

PIE CHART:
AAA/U.S. Guaranteed           74%
AA                            13%
A                              5%
BBB/NR                         8%


Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     9.16% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return on
                                     share price of 8.29% for investors in the 31% federal income tax bracket

PIE CHART:
AAA/U.S. Guaranteed           52%
AA                            15%
A                             15%
BBB/NR                        18%


  *Overall rating within the municipal bond category for the period ended
   October 31, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NPP, NMA and NMO received 4 stars for the three- and five-year periods. The top 10% of the funds in an investment class receive 5 stars and the next 22.5% receive 4 stars. The funds were rated among 195, 188, and 19 funds for the three-, five-, and 10-year periods, respectively.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this summary have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities saw the share prices among these funds trade close to their net asset values, which were given a boost by the bond market's solid performance. Attractive tax-free income and after-tax total returns illustrate once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.



In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams.



In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced
Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.



One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improve ments in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier Advisers(SM) to share their wisdom in the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more information about our funds, includ ing charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,



Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998


Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Steve Peterson, Rick Huber, and Bill Fitzgerald discuss the municipal market environment, fund performance, and the outlook for the Nuveen national exchange-traded funds. Steve and Rick assumed management responsibilities for the Performance Plus and Advantage funds, respectively, on July 1, 1998, joining Bill, who has managed the Market Opportunity fund for 8 years. This realignment is part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. All three managers have over a decade of experience as investment professionals.



What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that have been apparent in the fixed-income markets over the past 12 months: declining interest rates and an increased ratio between municipal and Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total municipal issuance in 1998--both new deals and refundings--was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority (LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?
For the fiscal year ending October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Municipal
Bond Index*:



                                Lehman Brothers
                           Municipal Bond Index
Fund       Total Return            Total Return
-----------------------------------------------
NPP               7.87%                   8.02%
-----------------------------------------------
NMA               7.65%                   8.02%
-----------------------------------------------
NMO               7.45%                   8.02%
-----------------------------------------------

*The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.


What were the funds' durations, and what role does duration play regarding investment risk?
The following chart illustrates the funds' durations compared to the duration of the Lehman Index, as of October 31, 1998.

Fund     Fund Duration* Lehman Brothers Duration
------------------------------------------------
NPP          7.81 years               7.30 years
------------------------------------------------
NMA          7.45 years               7.30 years
------------------------------------------------
NMO          5.96 years               7.30 years
------------------------------------------------

* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that comprise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines.

Can you explain how duration affected each fund's performance?
For NMO, which had a duration shorter than that of the Lehman index, we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the low interest rate environment of the past year, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. NPP and NMA face a significant number of bond calls in 1999. Market anticipation of the effect of these calls limited the favorable effects of the interest rate declines on the prices of these bonds. When these calls occur, we will seek to replace those bonds with high quality, high yielding issues. In keeping with the funds' objectives, our focus for all three of the funds in this report will continue to be on maintaining the attractiveness and stability of the dividends as long as possible.

How have the dividends been affected?
As of October 31, 1998, NMA and NMO have provided shareholders with 12 consecutive months of steady income. However, declining interest rates played a role in reducing the income level of NPP, as proceeds from higher-yielding bonds that matured or were called from this fund were reinvested in bonds paying relatively lower current interest rates. Over the past year, the change in income level earned by NPP necessitated a dividend reduction. Despite this adjustment, the Nuveen national funds continue to provide very competitive current market yields. The following chart highlights the three funds' market yields and their taxable equivalent yields at the 31% federal income tax bracket, as of October 31, 1998.

Fund       Market Yield  Taxable-Equivalent Yield
-------------------------------------------------
NPP               6.06%                     8.78%
-------------------------------------------------
NMA               6.30%                     9.13%
-------------------------------------------------
NMO               6.32%                     9.16%
-------------------------------------------------

What was the effect on the funds' share price performance?
As Tim mentioned in his letter to shareholders, the share prices for these funds traded close to their NAVs, which got a boost from the strong bond market. The NAVs for all three of these funds were higher this year than for the year ending October 31, 1997. The accompanying chart highlights the market prices and NAVs of the funds as of October 31, 1998.

                                         Premium (+)
Fund     Share Price  Net Asset Value   Discount (-)
---------------------------------------------------
NPP       $15.4375             $15.43      +0.0005%
---------------------------------------------------
NMA       $15.8125             $15.85      -0.0024%
---------------------------------------------------
NMO       $15.9375             $15.96      -0.0014%
---------------------------------------------------

What key strategies were used in managing the funds over the course of the year? How will we offset future bond calls?
When reinvesting the proceeds from bonds called from NPP, we looked for bonds with longer maturities to increase the fund's duration as well as bonds that we anticipate will be refunded in order to realize the gain in price. The fund continues to be well diversified across sectors and states.

Over the past year, the utilities and healthcare sectors were the two largest issuers in the municipal market. To attract buyers, the bonds issued by these sectors often offered better structure in terms of above-market yields and special call provisions. In NMA, we took advantage of the competitive environment created by deregulation and consolidation in these sectors to enhance the fund's yield, while the heavy volume provided additional opportunities to find value.

In NMO, we concentrated on investing in AAA-rated and AA-rated issues that provided the highest levels of liquidity. These issues, which now make up 67% of the portfolio, positioned the fund to take advantage of value investing opportunities presented by the current market. These opportunities included general obligation bonds, which performed well as the tax receipts for most municipalities increased more than anticipated, one of the dramatic benefits of the strong and steady economic expansion. We also favored bonds issued by states with strong investor demand, such as Arkansas and Alabama.

Over the past year, we have tried to limit the effects of ongoing bond calls in these funds by investing the proceeds of pre-refunded and called bonds into issues offering at least 10 years of call protection as well as into noncallable bonds. This should help the relative stability of the funds' dividends.

What is Nuveen's outlook for the future?
Looking ahead for these funds, our focus will continue to be on supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environ ment. Specific strategies for NMO over the next year include moving from high-grade to uninsured A-rated bonds in the public power and healthcare sectors, where we expect industry restructuring to result in continued demand. We also plan to increase our holdings in single-family and multi-family housing bonds, as changes in public policy concerning low-income housing should result in increased issuance and expanded opportunities to find value. We will continue to invest the proceeds of bond calls into bonds with maturities of 20-30 years to maximize yield.

Over the next few years, our goal for NMA is to enhance the structure of the fund by focusing on upcoming calls and by finding ways to increase the yield of the fund. We also plan to diversify NMA by adding general obligation bonds as well as those issued by airports and other revenue-based obligations. We will also look to add noncallable bonds from all sectors. For NPP, our focus will remain on the yield-enhancing strategies mentioned earlier in order to support the fund's attractive income stream. We also plan to continue adding non-rated, investment-grade quali ty bonds to the portfolio to capture additional yield and to provide strength and stability for the fund's dividend.

Beginning next year, many of the bonds in NMA and NPP will become callable by their issuers. Our goal in both funds will be to reinvest the proceeds into high-quality bonds offering attractive yields. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The current market environment--influenced by declining interest rates, benign inflation, and strong municipal supply--has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NPP

==================================================
Portfolio Statistics
Inception Date                                6/89
--------------------------------------------------
Share Price                               $15 7/16
--------------------------------------------------
Net Asset Value                             $15.43
--------------------------------------------------
Current Market Yield Per Share               6.06%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.78%
--------------------------------------------------
Fund Net Assets ($000)                  $1,322,187
--------------------------------------------------
Effective Maturity (Years)                   17.39
--------------------------------------------------
Fund Duration (Years)                         7.81
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.48%         7.87%
--------------------------------------------------
3-Year                         7.18%         7.30%
--------------------------------------------------
5-Year                         5.47%         6.37%
--------------------------------------------------
Since Inception                7.40%         8.27%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        12.42%        10.77%
--------------------------------------------------
3-Year                        10.24%        10.35%
--------------------------------------------------
5-Year                         8.67%         9.54%
--------------------------------------------------
Since Inception               10.65%        11.53%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                27%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Housing (Single Family)                        11%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Health Care                                    11%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97     0.081
12/97     0.081
 1/98     0.081
 2/98     0.081
 3/98     0.081
 4/98     0.081
 5/98     0.078
 6/98     0.078
 7/98     0.078
 8/98     0.078
 9/98     0.078
10/98     0.078



Mountain Chart:
Share Price Performance
11/7/97   15
          15.125
          15.188
          15.438
          15.438
          15.438
          15.563
          15.625
          15.625
          15.875
          16
          15.938
          16
          15.938
          15.5
          15.625
          15.563
          15.563
          15.625
          15.25
          15.5
          15.938
          15.688
          15.625
          15.438
          15.5
          15.188
          15.188
          15.313
          15.25
          15.563
          15.5
          15.563
          15.625
          14.75
          14.5
          14.625
          14.813
          14.813
          14.688
          14.75
          14.75
          14.813
          14.875
          15
          15.063
          15.188
          15.25
          15.313
          15.44
10/31/98  15.4375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Municipal Advantage Fund, Inc.
Performance Overview
As of October 31, 1998

NMA


==================================================
Portfolio Statistics
Inception Date                               12/89
--------------------------------------------------
Share Price                              $15 13/16
--------------------------------------------------
Net Asset Value                             $15.85
--------------------------------------------------
Current Market Yield Per Share               6.30%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           9.13%
--------------------------------------------------
Fund Net Assets ($000)                    $975,410
--------------------------------------------------
Effective Maturity (Years)                   15.43
--------------------------------------------------
Fund Duration (Years)                         7.45
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.58%         7.65%
--------------------------------------------------
3-Year                         8.35%         7.40%
--------------------------------------------------
5-Year                         5.54%         6.35%
--------------------------------------------------
Since Inception                7.79%         8.75%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.47%        10.58%
--------------------------------------------------
3-Year                        11.44%        10.45%
--------------------------------------------------
5-Year                         8.75%         9.51%
--------------------------------------------------
Since Inception               11.06%        12.04%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                38%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing (Single Family)                         8%
--------------------------------------------------
Health Care                                     8%
--------------------------------------------------
Transportation                                  7%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.083
12/97             0.083
1/98              0.083
2/98              0.083
3/98              0.083
4/98              0.083
5/98              0.083
6/98              0.083
7/98              0.083
8/98              0.083
9/98              0.083
10/98             0.083


Mountain Chart:
Share Price Performance
11/7/97           15.938
                  15.75
                  15.875
                  15.875
                  16.063
                  15.875
                  15.938
                  16
                  16
                  16.25
                  16.313
                  16.375
                  16.438
                  16.5
                  16.5
                  16.375
                  16.313
                  15.938
                  16
                  16.188
                  15.875
                  15.875
                  15.813
                  15.75
                  15.938
                  15.938
                  15.938
                  15.75
                  15.938
                  15.938
                  16
                  16.063
                  16
                  16.063
                  16.313
                  16.188
                  16.25
                  16.125
                  16.25
                  16.063
                  16.125
                  16.063
                  15.938
                  15.688
                  15.875
                  15.875
                  16.438
                  16.313
                  16.313
                  15.75
10/31/98          15.81


Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview
As of October 31, 1998

NMO


==================================================
Portfolio Statistics

Inception Date                                3/90
--------------------------------------------------
Share Price                              $15 15/16
--------------------------------------------------
Net Asset Value Per Share                   $15.96
--------------------------------------------------
Current Market Yield                         6.32%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   9.16%
--------------------------------------------------
Fund Net Assets ($000)                  $1,021,207
--------------------------------------------------
Effective Maturity (Years)                   15.87
--------------------------------------------------
Fund Duration (Years)                         5.96
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.40%         7.45%
--------------------------------------------------
3-Year                         9.03%         7.23%
--------------------------------------------------
5-Year                         5.50%         6.28%
--------------------------------------------------
Since Inception                7.92%         8.83%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.29%        10.39%
--------------------------------------------------
3-Year                        12.12%        10.27%
--------------------------------------------------
5-Year                         8.73%         9.42%
--------------------------------------------------
Since Inception               11.18%        12.08%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation (Limited)                       15%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Housing (Single Family)                        10%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
11/97             0.084
12/97             0.084
1/98              0.084
2/98              0.084
3/98              0.084
4/98              0.084
5/98              0.084
6/98              0.084
7/98              0.084
8/98              0.084
9/98              0.084
10/98             0.084


Mountain Chart:
Share Price Performance
11/7/97           16
                  15.938
                  15.938
                  15.938
                  16.125
                  16.063
                  16.063
                  16.125
                  16.25
                  16.313
                  16.375
                  16.5
                  16.563
                  16.563
                  16.313
                  16.313
                  16.438
                  16.188
                  16.125
                  16.063
                  15.688
                  15.938
                  15.938
                  15.875
                  15.875
                  15.875
                  15.813
                  15.813
                  15.813
                  16.063
                  16
                  16.063
                  16.125
                  16.125
                  16.313
                  16.25
                  16.25
                  16.188
                  16.188
                  16.125
                  16.188
                  16.188
                  16.188
                  15.938
                  16
                  16
                  16.438
                  16.063
                  16.25
                  15.94
10/31/98          15.94


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders taxable distributions in December of $0.0279 per share.

Shareholder Meeting Report
                                                                                             NPP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                               52,655,668             3,448             3,138            3,123           3,758
   Withhold                                             408,263                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

Lawrence H. Brown
   For                                               52,680,711             3,448             3,138            3,123           3,758
   Withhold                                             383,220                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

Anthony T. Dean
   For                                               52,686,225             3,448             3,138            3,123           3,758
   Withhold                                             377,706                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

 Anne E. Impellizzeri
   For                                               52,619,655             3,448             3,138            3,123           3,758
   Withhold                                             444,276                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

Peter R. Sawers
   For                                               52,660,184             3,448             3,138            3,123           3,758
   Withhold                                             403,747                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

William J. Schneider
   For                                                       --             3,448             3,138            3,123           3,758
   Withhold                                                  --                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,448             3,215            3,135           3,789
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             3,448             3,138            3,123           3,758
   Withhold                                                  --                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,448             3,215            3,135           3,789
====================================================================================================================================

Judith M. Stockdale
   For                                               52,599,655             3,448             3,138            3,123           3,758
   Withhold                                             464,276                --                77               12              31
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                               52,534,964             3,327             3,132            3,128           3,768
   Against                                              132,154                --                40               --              --
   Abstain                                              396,813               121                43                7              21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             53,063,931             3,448             3,215            3,135           3,789
====================================================================================================================================

Shareholder Meeting Report
                                                                                             NMA
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                               37,890,964             2,635             2,701            2,545           2,437
   Withhold                                             260,236                24                27               24              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

Lawrence H. Brown
   For                                               37,893,101             2,634             2,701            2,545           2,424
   Withhold                                             258,099                25                27               24              25
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

Anthony T. Dean
   For                                               37,902,753             2,638             2,701            2,545           2,437
   Withhold                                             248,447                21                27               24              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

 Anne E. Impellizzeri
   For                                               37,883,171             2,634             2,701            2,545           2,424
   Withhold                                             268,029                25                27               24              25
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

Peter R. Sawers
   For                                               37,923,665             2,638             2,701            2,545           2,426
   Withhold                                             227,535                21                27               24              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

William J. Schneider
   For                                                       --             2,635             2,701            2,545           2,437
   Withhold                                                  --                24                27               24              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,659             2,728            2,569           2,449
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             2,638             2,701            2,554           2,437
   Withhold                                                  --                21                27               15              12
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,659             2,728            2,569           2,449
====================================================================================================================================

Judith M. Stockdale
   For                                               37,857,988             2,631             2,701            2,545           2,435
   Withhold                                             293,212                28                27               24              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                               37,785,742             2,654             2,665            2,486           2,434
   Against                                               71,513                --                16               83              --
   Abstain                                              293,945                 5                47               --              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,151,200             2,659             2,728            2,569           2,449
====================================================================================================================================

Shareholder Meeting Report
                                                                                                      NMO
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M         Series-T        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                 40,028,742             3,432            3,778           3,623
   Withhold                                                               308,281                20                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

Lawrence H. Brown
   For                                                                 40,044,146             3,428            3,778           3,623
   Withhold                                                               292,877                24                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

Anthony T. Dean
   For                                                                 40,066,899             3,432            3,778           3,623
   Withhold                                                               270,124                20                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                 40,013,491             3,428            3,778           3,623
   Withhold                                                               323,532                24                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

Peter R. Sawers
   For                                                                 40,042,062             3,432            3,778           3,623
   Withhold                                                               294,961                20                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

William J. Schneider
   For                                                                         --             3,432            3,778           3,623
   Withhold                                                                    --                20                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             3,452            3,779           3,646
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                         --             3,432            3,778           3,623
   Withhold                                                                    --                20                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             3,452            3,779           3,646
====================================================================================================================================

Judith M. Stockdale
   For                                                                 39,982,567             3,428            3,778           3,623
   Withhold                                                               354,456                24                1              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For                                                                 39,868,107             3,427            3,777           3,632
   Against                                                                109,932                10               --               8
   Abstain                                                                358,984                15                2               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               40,337,023             3,452            3,779           3,646
====================================================================================================================================

Report of Independent Auditors


The Board of Directors and Shareholders
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc. and Nuveen Municipal Market Opportunity Fund, Inc. as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc. and Nuveen Municipal Market Opportunity Fund, Inc. at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                            October 31, 1998
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.9%
$  2,665,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Revenue Bond Program),
                 1988 Series A, 8.000%, 10/01/20                                           10/00 at 100        AAA        $2,724,030

    3,615,000   Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,
                 Series 1994, 6.750%, 8/15/17                                              8/05 at 100         AAA         4,112,171

    5,075,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                 Series 1997-A, 5.625%, 2/01/22                                            2/07 at 101         AAA         5,414,670


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.2%

    2,365,000   Alaska Housing Finance Corporation, Collateralized Bonds,
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29           6/00 at 102         AAA         2,446,380


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    5,430,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of
                 Yuma County, Arizona, Hospital Revenue Improvement and Refunding Bonds
                 (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)                                 8/02 at 101 1/2     N/R***      6,312,266


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 2.2%

    7,880,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, 1996 Series H, 6.100%, 7/01/30 (Alternative Minimum Tax)           1/07 at 102         AAA         8,357,292

   14,350,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Bonds, Series 188A, GNMA Collateralized, 8.400%, 8/01/20
                 (Alternative Minimum Tax)                                                 2/99 at 102         AAA        14,655,799

    3,325,000   Arkansas Development Finance Authority, Home Mortgage Revenue Bonds,
                 1998 Series B, 5.300%, 7/01/27 (Alternative Minimum Tax)                  7/08 at 101 1/2     AAA         3,395,025

    3,200,000   City of North Little Rock, Arkansas, Health Facilities Board
                 (Baptist Health), Healthcare Revenue Bonds, Series 1996A,
                 5.500%, 12/01/21                                                          12/06 at 101        AAA         3,335,712


------------------------------------------------------------------------------------------------------------------------------------
                California - 8.6%

   11,900,000   State Public Works Board of the State of California, Lease Revenue Bonds
                 (The Trustees of the California State University), 1990 Series A
                 (California State University Library Projects), 6.250%, 9/01/16
                 (Pre-refunded to 9/01/00)                                                 9/00 at 102         AAA        12,754,539

    4,415,000   Department of Water and Power of the City of Los Angeles, California,
                 Electric Plant Refunding Revenue Bonds, Second Issue of 1993,
                 4.750%, 11/15/19                                                          11/03 at 102        Aa3         4,286,214

   13,450,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.200%, 8/01/17                                            No Opt. Call        AAA        17,420,440

   20,420,000   Community Redevelopment Agency of the City of Palmdale, Residential
                 Mortgage Revenue Refunding Bonds, 1991 Series A, 7.150%, 2/01/10          No Opt. Call        AAA        24,471,941

    2,325,000   Community Redevelopment Agency of the City of Palmdale, Restructured
                 Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16
                 (Alternative Minimum Tax)                                                 No Opt. Call        AAA         3,187,994

    8,140,000   San Bernardino Joint Powers Financing Authority, Lease Revenue Bonds
                 (State of California Department of Transportation Lease), 1995 Series A,
                 5.500%, 12/01/20                                                          12/05 at 102        A          8,461,042

   10,000,000   San Bernardino County, California, Certificates of Participation,
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/15           8/05 at 102         AAA        10,623,200

   31,355,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding
                 Revenue Bonds, Series 1997 A, 0.000%, 1/15/26                             No Opt. Call        AAA         7,934,069

    4,650,000   Southern California Public Power Authority (Palo Verde Project), Power
                 Project Revenue Bonds, 1993 Refunding Series A, 5.000%, 7/01/15           7/03 at 102         A+         4,690,874

   15,745,000   Walnut Valley Unified School District (Los Angeles County, California),
                 General Obligation Refunding Bonds, Series 1997A, 7.200%, 2/01/16         8/11 at 103         AAA        19,565,682

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 2.9%

$   3,000,000   Colorado Health Facilities Authority, Revenue Bonds (National Jewish
                 Medical and Research Center Project), Series 1998, 5.375%, 1/01/28        1/08 at 101         A          $3,014,790

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1992B:
    1,020,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)     11/02 at 102        Aaa         1,172,266
    3,980,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102        Baa1        4,438,138

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1990A:
    1,035,000    8.000%, 11/15/25 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)     11/00 at 102        Aaa         1,145,704
   10,910,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                11/00 at 102        Baa1       11,867,134

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1991A:
    1,715,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 102        Aaa         1,994,785
    4,755,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102        Baa1        5,421,746
      955,000    8.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 100        Aaa         1,073,258
    2,640,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100        Baa1        2,903,393

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1991D:
    1,000,000    7.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 100        Aaa         1,095,600
    3,720,000    7.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100        Baa1        3,991,895


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.4%

    7,610,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership
                 Mortgage Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                 (Alternative Minimum Tax)                                                 12/98 at 103        Aaa         7,845,910

    4,500,000   State of Florida, Full Faith and Credit, State Board of Education,
                 Capital Outlay Bonds, 1996 Series A, 4.750%, 1/01/16                      1/06 at 101         AAA         4,460,625

    4,770,000   School Board of Orange County, Florida, Master Lease Program,
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22              8/07 at 101         Aaa         4,937,999

   25,935,000   City of St. Petersburg Health Facilities Authority (Florida), Allegany
                 Health System Revenue Bonds (St. Marys Hospital, Inc.), Series 1985 B,
                 7.750%, 12/01/15 (Pre-refunded to 12/01/99)                               12/99 at 102        Aaa        27,733,074


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.1%

    4,965,000   Cherokee County (Georgia), Water and Sewerage Authority, Water and
                 Sewerage Revenue Bonds,
                 Series 1995, 5.200%, 8/01/25                                              No Opt. Call        AAA         5,170,203

    9,000,000   George L. Smith II Georgia World Congress Center Authority,
                 Revenue Bonds (Domed Stadium Project), Series 1990, 7.875%,
                 7/01/20 (Alternative Minimum Tax)                                         7/00 at 102         Aaa         9,749,970

    2,000,000   George L. Smith II Georgia World Congress Center Authority, Revenue
                 Bonds (Domed Stadium Project), Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax) (DD, settling 4/04/00                           7/01 at 100         AAA         1,995,080

   10,000,000   Development Authority of Monroe County (Georgia), Pollution Control
                 Revenue Bonds (Georgia Power Company Plant Scherer Project),
                 Second Series 1994, 6.750%, 10/01/24                                      10/99 at 102        A+         10,382,700

      850,000   Hospital Authority of Savannah, Revenue Bonds, Saint Josephs/Candler
                 Health System, Inc. Issue, Series 1998B, 5.000%, 7/01/23                  1/09 at 101         Aaa           834,105


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 10.1%

    3,000,000   City of Chicago, General Obligation Library Bonds, Series 1997,
                 5.750%, 1/01/17                                                           1/08 at 102         AAA         3,272,460

   21,000,000   Chicago School Reform Board of Trustees of the Board of Education of
                 the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/30                  12/07 at 102        AAA        21,307,650

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
   10,000,000    0.000%, 12/01/19                                                          No Opt. Call        AAA         3,401,500
   38,800,000    0.000%, 12/01/22                                                          No Opt. Call        AAA        11,257,044
   34,000,000    0.000%, 12/01/23                                                          No Opt. Call        AAA         9,365,980

    5,000,000   City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A
                 (The Peoples Gas Light and Coke Company Project), 8.100%,
                 5/01/20 (Alternative Minimum Tax)                                         5/00 at 102         AA-         5,394,000

    9,605,000   City of Chicago, Chicago-O'Hare International Airport, Special Facility
                 Revenue Bonds (United Air Lines, Inc. Project), Series 1984C,
                 8.200%, 5/01/18                                                           5/99 at 103         Baa2       10,070,362

    2,690,000    City of Chicago, Chicago-O'Hare International Airport, Special
                 Facility Revenue Bonds (United Air Lines, Inc. Project), Series
                 1988A, 8.400%, 5/01/18 (Alternative Minimum Tax) (DD)                     5/99 at 103         Baa2        2,820,761

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$  10,600,000   Illinois Development Finance Authority, Revenue and Refunding Bonds,
                 Series 1990A
                 (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                 (Pre-refunded to 2/01/00)                                                 2/00 at 102         Baa2***   $11,444,926

                Illinois Development Finance Authority, Multi-family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
    5,660,000    7.800%, 3/01/06 (Alternative Minimum Tax)                                 3/02 at 102         BBB+        6,189,267
    5,960,000    7.200%, 9/01/08 (Alternative Minimum Tax)                                 3/02 at 102         BBB+        6,409,205

    1,000,000   Illinois Educational Facilities Authority, Revenue Bonds, Midwestern
                 University, Series 1998B, 5.500%, 5/15/18                                 5/08 at 101         A           1,028,390

   10,000,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue
                Bonds, The University of Chicago, Series 1985 Remarketed,
                5.700%, 12/01/25 (Pre-refunded to 12/01/03)                                12/03 at 102        Aa1***     11,024,700

   12,910,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24                         8/04 at 102         AA         13,938,282

                Illinois Health Facilities Authority, Revenue Bonds, Series 1989B
                 (Northwestern Memorial Hospital):
    5,380,000    7.200%, 8/15/07 (Pre-refunded to 8/15/99)                                 8/99 at 102         Aaa         5,662,880
    4,620,000    7.200%, 8/15/07                                                           8/99 at 102         AA          4,855,204

    6,330,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,
                 Series 1998 (Midwest Physician Group Ltd.), 5.500%, 11/15/19              11/08 at 102        A           6,399,314


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.2%

    4,000,000   Fort Wayne International Airport Air Trade Center Building Corporation
                 (Allen County, Indiana), First Mortgage Bonds, Series 1998,
                 5.000%, 1/15/20 (Alternative Minimum Tax)                                 1/08 at 101         Aaa         3,880,120

    5,000,000   Fort Wayne South Side School Building Corporation, First Mortgage Bonds,
                 Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)                                                 1/04 at 102         AAA         5,599,950

    5,250,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1994A,
                 Guarantee Revenue Bonds, 6.000%, 2/01/16                                  2/04 at 102         AAA         5,606,948

                Indiana Health Facilities Financing Authority (Ancilla Systems
                Inc.), Obligated Group Revenue Bonds, Series 1997:
   15,380,000    5.250%, 7/01/17                                                           7/07 at 101         AAA        15,674,681
   13,735,000    5.250%, 7/01/22                                                           7/07 at 101         AAA        13,817,685

    4,980,000   Indiana Municipal Power Agency, Special Obligation Bonds, First
                 Crossover Series and Power Supply System Refunding Revenue Bonds,
                 1998 Series B, 5.300%, 1/01/16                                            1/03 at 101         AAA         5,047,628

    5,730,000   Michigan City School Building Corporation, First Mortgage Bonds,
                 Series 1994 A, LaPorte and Porter Counties, Indiana, 6.125%, 12/15/09     12/04 at 102        AAA         6,412,099


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    9,440,000   Iowa Finance Authority, Single Family Mortgage Revenue Bonds, 1988
                 Issue B (GNMA Mortgage-Backed Securities Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)                                 11/00 at 100        Aaa         9,644,942


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.1%

    1,555,000   Sedgwick County, Kansas, Shawnee County, Kansas and Leavenworth County,
                 Kansas, GNMA Collateralized Mortgage Revenue Bonds, 1989 Series A,
                 7.875%, 12/01/21 (Alternative Minimum Tax)                                6/99 at 103         AAA         1,618,413


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.9%

   10,000,000   County of Carroll, Kentucky, Collateralized Pollution Control Revenue
                 Bonds (Kentucky Utilities Company Project), 1992 Series A,
                 7.450%, 9/15/16                                                           9/02 at 102         Aa2        11,326,400


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 5.7%

    4,615,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988F,
                 7.875%, 12/01/21 (Alternative Minimum Tax)                                12/00 at 103        Aaa         4,876,301

    1,850,000   East Baton Rouge Mortgage Finance Bonds (GNMA and Fannie Mae
                 Mortgage-Backed Securities Program), Series 1996C-1, 5.750%, 10/01/26     10/07 at 102        Aaa         1,927,608

    5,040,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage
                 Revenue Refunding Bonds (GNMA and Fannie Mae Mortgage-Backed
                 Securities Program), Series 1997B-1, 5.750%, 10/01/26                     10/07 at 102        Aaa         5,251,428

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana (continued)

$   6,000,000   East Baton Rouge Mortgage Finance Authority (Composite Remarketing,
                 Refunding and New Issue), Single Family Mortgage Revenue Bonds
                 (GNMA and Fannie Mae Mortgage-Backed Securities Program),
                 Series 1998A, 5.450%, 10/01/30 (Alternative Minimum Tax)                  4/08 at 101         Aaa        $6,001,800

    5,490,000   Parish of Jefferson Home Mortgage Authority (Louisiana), GNMA
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1989A,
                 7.875%, 12/01/21 (Alternative Minimum Tax)                                12/00 at 103        Aaa         5,796,397

   35,700,000   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bonds,
                 Series 1996, 5.750%, 7/01/26                                              7/06 at 102         AAA        38,652,747

    5,630,000   New Orleans Housing Development Corporation, Multifamily Housing Revenue
                 Refunding Bonds, Series 1990A (Curran Place Apartments/Fannie Mae
                 Collateralized), 7.700%, 8/01/23                                          6/03 at 100         AAA         6,116,207

    6,500,000   City of Shreveport, State of Louisiana, Water and Sewer Revenue Bonds,
                 1986 Series A, 5.950%, 12/01/14                                           6/03 at 103         AAA         7,164,040


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.1%

   11,000,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A,
                  5.700%, 1/15/26                                                          2/04 at 102         AA         11,247,830

    2,680,000   University of Maine, System Revenue Bonds, Series 1998A, 5.000%, 3/01/18   9/08 at 101         AAA         2,686,057


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.2%

    7,475,000   Housing Opportunities Commission of Montgomery County (Montgomery County,
                 Maryland), Multifamily Housing Revenue Bonds, 1994 Series A,
                 6.250%, 7/01/28                                                           7/04 at 102         Aa          7,951,008

    7,090,000   City of Takoma Park, Maryland, Hospital Facilities Refunding and
                 Improvement Revenue Bonds (Washington Adventist Hospital),
                 Series 1995, 6.500%, 9/01/12                                              No Opt. Call        AAA         8,550,398


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.4%

   10,065,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital
                 (FHA Insured Mortgage), Series A,
                 7.625%, 2/15/21 (Pre-refunded to 8/15/00)                                 8/00 at 102         Aaa        10,959,779

   14,375,000   Massachusetts Bay Transportation Authority, General Transportation
                 System Bonds, 1990 Series B, 7.875%, 3/01/21 (Pre-refunded to 3/01/01)    3/01 at 102         AAA        16,007,713

      450,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System
                 Revenue Bonds, 1987 Series A, 8.750%, 7/01/18                             No Opt. Call        BBB+          531,551

    4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Baystate Medical Center Issue, Series C, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/99)                                                 7/99 at 102         A+***       4,198,680

   10,100,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25     7/02 at 102         AAA        11,139,391

    3,480,000   Massachusetts Housing Finance Agency, Multi-Family Residential Development
                 Bonds, 1989 Series A (Fannie Mae Collateralized), 7.650%, 2/01/28
                 (Alternative Minimum Tax)                                                 8/99 at 102         AAA         3,591,638

    1,420,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Southcoast Health System Obligated Group Issue,
                 Series A, 4.750%, 7/01/27                                                 7/08 at 101         Aaa         1,340,352

    2,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Western
                 New England College Issue, Series 1998, 5.000%, 7/01/28                   7/08 at 102         AAA         1,967,640

    8,000,000   Massachusetts Water Resources Authority, General Revenue Bonds,
                 1990 Series A, 7.500%, 4/01/16 (Pre-refunded to 4/01/00)                  4/00 at 102         AAA         8,598,880


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.1%

   17,000,000   School District of the City of Birmingham, County of Oakland, State of
                 Michigan, School Building and Site Bonds, Series 1998, 4.750%, 11/01/24   11/07 at 100        AAA        16,301,810

    4,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1997-A, 5.000%, 7/01/27                                            7/07 at 101         AAA         3,948,720

   10,000,000   City of Detroit, Michigan, Water Supply System Revenue (Senior Lien),
                 Series 1997-A, 5.000%, 7/01/21                                            7/07 at 101         AAA         9,885,700

    4,295,000   Grand Rapids Housing Corporation, Multifamily Revenue Refunding Bonds,
                 Series 1992 (FHA Insured Mortgage Loan-Section 8 Assisted Elderly
                 Project), 7.375%, 7/15/41                                                 1/04 at 104         AAA         4,815,210

    4,030,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage
                 Hospital Revenue Bonds, (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47                                              8/08 at 100         AAA         4,126,075

   15,000,000   Michigan Public Power Agency, Belle River Project Refunding Revenue
                 Bonds, 1993 Series A, 5.250%, 1/01/18                                     1/03 at 102         AAA        15,199,800

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 4.2%

$  10,995,000   The Dakota County Housing and Redevelopment Authority, Single Family
                 Mortgage Revenue Bonds (Fannie Mae Mortgage-Backed Securities Program),
                 Series 1994A, 6.900%, 10/01/27 (Alternative Minimum Tax)                  4/04 at 102         AAA       $11,806,871

   24,030,000   The Housing and Redevelopment Authority of the City of Saint Paul,
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center Project),
                 Series 1996, 7.100%, 11/01/23                                             11/15 at 103        AAA        30,252,328

                Housing and Redevelopment Authority of the City of Saint Paul, Minnesota,
                Single Family Mortgage Revenue Refunding Bonds (Middle Income Program,
                Phase II Fannie Mae Mortgage-Backed Securities
                Program), Series 1995:
    2,590,000    6.400%, 3/01/21                                                           3/05 at 102         Aaa         2,768,943
    9,655,000    6.800%, 3/01/28                                                           3/05 at 102 19/32   Aaa        10,479,634


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.3%

    3,635,000   Mississippi Hospital Equipment and Facilities Authority, Revenue
                 Refunding Bonds, Series 1997B (Rush Medical Foundation Project),
                 6.000%, 1/01/22                                                           1/07 at 102         A           3,881,380


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.6%
    6,025,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1988 Series A, 8.300%, 5/01/19 (Alternative Minimum Tax)                  5/99 at 101         AAA         6,155,863

    1,500,000   Missouri State Health and Educational Facilities Authority, Revenue Bonds
                 (SSM Health Care), Series 1998A, 5.000%, 6/01/18                          6/08 at 101         AAA         1,497,150


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.5%

    2,440,000   City of Las Vegas Downtown Redevelopment Agency, Tax Increment Revenue
                 Bonds (City of Las Vegas Downtown Redevelopment Project), Series 1986A
                 (Las Vegas, Nevada) (1989 Remarketing), 7.900%, 6/01/06                   12/98 at 102        A-          2,497,511

   10,505,000   State of Nevada, General Obligation (Limited Tax), Nevada Municipal Bond
                 Bank Project No. 52, Series July 1, 1996A, 6.000%, 5/15/21
                 (Pre-refunded to 5/15/06)                                                 5/06 at 101         AA***      11,891,240

    5,000,000   Washoe County, Nevada, Hospital Revenue Bonds (Washoe Medical Center,
                 Inc. Project), Series 1989A, 7.600%, 6/01/19 (Pre-refunded to 6/01/99)    6/99 at 102         N/R***      5,229,650


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

    3,070,000   The Industrial Development Authority of the State of New Hampshire,
                 Pollution Control Revenue Bonds (The United Illuminating
                 Company Project), 1989 Series A, 8.000%, 12/01/14
                 (Alternative Minimum Tax)                                                 12/99 at 103        BBB-        3,244,959


------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.5%

    9,295,000   Municipal Assistance Corporation for the City of New York, New York,
                 Series 67 Bonds, 7.625%, 7/01/08 (Pre-refunded to 7/01/99)                7/99 at 102         Aa2***      9,768,766

        5,000   The City of New York, General Obligation Bonds, Fiscal 1987 Series D,
                 8.500%, 8/01/08                                                           8/01 at 100         A-              5,139

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
    7,885,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                                 8/02 at 101 1/2     AAA         8,795,481
      115,000    6.625%, 8/01/14                                                           8/02 at 101 1/2     AAA           127,603

   12,500,000   The City of New York, General Obligation Bonds, Fixed Rate Tax-Exempt
                 Bonds, Fiscal 1997 Series A, 7.000%, 8/01/05                              No Opt. Call        A-         14,518,375

   16,295,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                 5.750%, 2/01/15                                                           2/06 at 101 1/2     A-         17,348,798

   20,650,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                      6/06 at 101         AAA        22,220,639

    6,500,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1990 Series A, 7.250%, 6/15/11
                 (Pre-refunded to 6/15/99)                                                 6/99 at 101 1/2     A***       6,770,335

    4,350,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1990A, 7.700%, 5/15/12
                 (Pre-refunded to 5/15/00)                                                 5/00 at 102         Aaa         4,710,789

    4,000,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1990B, 6.000%, 5/15/17                   5/00 at 100         A-          4,121,280

    2,070,000   Dormitory Authority of the State of New York, Insured Revenue Bonds
                 (853 Schools Program 1998 Issue 1), Gateway-Longview, Inc.,
                 Series 1998A, 5.500%, 7/01/18                                             7/08 at 101         AAA         2,188,218

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   8,350,000   Dormitory Authority of the State of New York, State University
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28       5/08 at 101         A-         $7,912,293

    4,000,000   New York State Medical Care Facilities Finance Agency, St. Lukes-
                 Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                 1989 Series A, 7.375%, 2/15/19                                            2/00 at 102         AA          4,210,360

   14,750,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14                                  2/04 at 102         AAA        15,538,978

    5,000,000   New York State Medical Care Facilities Finance Agency, Hospital
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25  2/04 at 102         AAA         5,099,200

   15,000,000   New York State Urban Development Corporation, Correctional Facilities
                 Revenue Bonds, Series G, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)        1/00 at 102         Aaa        15,952,050


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.4%

    5,750,000   North Carolina Municipal Power Agency, Number 1, Catawba Electric
                 Revenue Bonds, Series 1998A, 5.000%, 1/01/20                              1/08 at 102         AAA         5,723,550


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.8%

    6,205,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 1989 Series A, 7.650%,
                 3/01/29 (Alternative Minimum Tax)                                         9/99 at 102         AAA         6,383,642

    1,050,000   Toledo-Lucas County Port Authority, Development Revenue Bonds
                 (Northwest Ohio Bond Fund), Series 1989A, 8.250%, 11/15/04
                 (Alternative Minimum Tax)                                                 11/99 at 102        N/R         1,087,149

      460,000   Toledo-Lucas County Port Authority, Development Revenue Bonds
                 (Northwest Ohio Bond Fund), Series 1989C, 8.250%, 11/15/99
                 (Alternative Minimum Tax)                                                 No Opt. Call        N/R           471,647

      730,000   Toledo-Lucas County Port Authority, Development Revenue Bonds
                 (Northwest Ohio Bond Fund), Series 1989E, 8.375%, 5/15/05
                 (Pre-refunded to 5/15/00) (Alternative Minimum Tax)                       5/00 at 102         N/R***        782,830

    1,180,000   Toledo-Lucas County Port Authority, Development Revenue Bonds
                 (Northwest Ohio Bond Fund), Series 1989F, 8.375%, 11/15/04
                 (Alternative Minimum Tax)                                                 11/99 at 102        N/R         1,222,480


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.1%

    4,475,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital
                 Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)     7/99 at 102         AAA         4,714,368

    9,850,000   Oklahoma Industries Authority, Health Facilities Revenue Bonds
                 (Sisters of Mercy Health System, St. Louis, Inc.), Series 1989 A,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/99)                                 6/99 at 102         Aaa        10,305,070


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.9%

   11,150,000   Port Saint Helens Pollution Control (Portland General Electric),
                 Series 1985-B, Variable Rate Demand Bonds, 4.800%, 6/01/10                No Opt. Call        A3         11,387,384


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
    3,125,000    0.000%, 5/15/22                                                           No Opt. Call        AAA           949,875
    3,125,000    0.000%, 5/15/23                                                           No Opt. Call        AAA           902,594
    3,135,000    0.000%, 5/15/24                                                           No Opt. Call        AAA           860,369
    3,155,000    0.000%, 5/15/26                                                           No Opt. Call        AAA           779,758
    4,145,000    0.000%, 11/15/26                                                          No Opt. Call        AAA           998,779
    2,800,000    0.000%, 5/15/28                                                           No Opt. Call        AAA           625,240
    3,000,000    0.000%, 11/15/28                                                          No Opt. Call        AAA           653,100

   14,800,000   Delaware County Authority (Pennsylvania), Health System Revenue Bonds,
                 Catholic Health East Issue, Series 1998A, 4.875%, 11/15/18                11/08 at 102        AAA        14,521,316

    4,500,000   Delaware County Industrial Development Authority (Pennsylvania),
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.100%, 7/01/13                                                           1/08 at 102         A-          4,817,790

    5,250,000   Lehigh County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Power
                 and Light Company Project), 5.500%, 2/15/27                               2/04 at 102         AAA         5,501,423

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$   5,390,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth of
                 Pennsylvania), Revenue Bonds (Thomas Jefferson University-Jefferson
                 Park Hospital), 1990 Series, 7.750%, 11/01/15 (Pre-refunded to 11/01/00)  11/00 at 102        A***       $5,931,264


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

    2,095,000   South Carolina State Housing Finance and Development Authority,
                 Homeownership Mortgage Purchase Bonds, 1988 Series A, 8.600%,
                 7/01/19 (Alternative Minimum Tax)                                         7/02 at 100         AA          2,138,555


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.1%

      370,000   South Dakota Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1989 (Sioux Valley Hospital Issue), 7.625%, 11/01/13
                 (Pre-refunded to 11/01/98)                                                11/98 at 102        Aa***         377,444


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.9%

    7,150,000   The Health, Educational and Housing Facility Board of the City of
                 Memphis, Tennessee, Multifamily Mortgage Revenue Refunding Bonds
                 (Riverdale Plaza Apartments Project), Series 1993, 6.350%, 7/20/28        1/03 at 103         AAA         7,608,172

    1,410,000   Tennessee Housing Development Agency, Homeownership Program Bonds,
                 Issue G, 7.650%, 7/01/06                                                  7/03 at 100         AA          1,501,946

    3,000,000   Tennessee State School Bond Authority, Higher Educational Facilities
                 Second Program Bonds, 1998 Series A, 5.000%, 5/01/23                      5/08 at 100         AA+         2,952,120


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.6%

   11,800,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,
                 Series 1992, 5.750%, 11/15/16                                             11/02 at 100        AAA        12,552,014

   25,000,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds
                 (Houston Lighting and Power Company Project), Series 1989A,
                 7.625%, 5/01/19                                                           7/99 at 102         A2         26,061,500

   20,000,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
                 American Airlines, Inc. Revenue Bonds, Series 1990, 7.500%,
                 11/01/25 (Alternative Minimum Tax)                                        11/00 at 102        Baa2       21,415,000

    4,905,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue Refunding
                 Bonds, Series 1991A, 8.500%, 10/01/11                                     10/01 at 103        Aa          5,275,131

    4,250,000   Harris County Health Facilities Development Corporation, Hospital Revenue
                 Bonds (Texas Children's Hospital Project), Series 1989A, 7.000%,
                 10/01/19 (Pre-refunded to 10/01/99)                                       10/99 at 102        AAA         4,485,748

      650,000   Hidalgo County Housing Finance Corporation (Texas), Single Family
                 Mortgage Revenue Bonds (GNMA and Fannie Mae Collateralized),
                 Series 1994A, 6.750%, 10/01/15 (Alternative Minimum Tax)                  4/04 at 102         Aaa           692,237

    3,885,000   Houston Independent School District Public Facility Corporation
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/19                               No Opt. Call        AAA         1,344,016

    1,690,000   City of Laredo, Texas (Webb County), Combination Tax and Sewer System,
                 Revenue Certificates of Obligation, Series 1998A, 4.500%, 2/15/18         2/08 at 100         AAA         1,597,473

                Leander Independent School District (Williamson and Travis
                Counties, Texas), Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
    4,930,000    0.000%, 8/15/20                                                           8/06 at 46 15/32    AAA         1,537,914
    3,705,000    0.000%, 8/15/22                                                           8/06 at 41 5/16     AAA         1,026,878

   25,200,000   Matagorda County Navigation District Number One (Texas), Collateralized
                 Revenue Refunding Bonds (Houston Lighting and Power Company Project),
                 Series1989C, 7.125%, 7/01/19                                              7/99 at 102         AAA        26,321,904

   13,740,000   McAllen Health Facilities Development Corporation (Texas), Health
                 Facilities Revenue Bonds (Sisters of Mercy Health System, St. Louis,
                 Inc), Series 1989A, 7.250%, 6/01/15 (Pre-refunded to 6/01/99)             6/99 at 102         Aaa        14,355,827

    9,570,000   State of Texas, Veterans Bonds, Series 1985, General Obligation Bonds,
                 8.300%, 12/01/16 (Pre-refunded to 12/01/99)                               12/99 at 100        AAA        10,100,369


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.0%

   13,000,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC Health Services, Inc.),
                 5.250%, 8/15/21                                                           8/07 at 101         AAA        13,073,060


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.9%

   11,000,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 5, 7.000%, 11/01/27
                 (Alternative Minimum Tax)                                                11/04 at 102          A+        11,980,980

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.0%

$  10,865,000   Fairfax County Water Authority (Virginia), Water Revenue Bonds,
                 Series 1989, 7.250%, 1/01/27 (Pre-refunded to 1/01/00)                    1/00 at 102         AAA       $11,551,993

    2,000,000   Industrial Development Authority of Russell County (Virginia),
                 Pollution Control Revenue Bonds (Appalachian Power Company Project),
                 Series H, 5.000%, 11/01/21                                                11/08 at 101        AAA         1,977,099


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.8%

    2,815,000   Grant County Public Utility District 2, Wanapum Hydro Electric Revenue
                 Bonds, Master Lease Program, Series 1997A, 5.625%, 1/01/26                1/06 at 102         AAA         2,992,935

                Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                Revenue Bonds, Series 1989A:
   22,305,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         AAA        23,417,349
   17,985,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         Aaa        18,878,314
    7,500,000    6.000%, 7/01/17 (Pre-refunded to 7/01/99)                                 7/99 at 100         Aa1***      7,652,399

   16,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1993A, 5.700%, 7/01/17                              7/03 at 102         AAA        16,685,439

    3,075,000   Washington Public Power Supply System, Nuclear Project No. 2 Revenue
                 Bonds, Series 1981A, 14.375%, 7/01/01                                     No Opt. Call        Aa1         3,469,675

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                 Revenue Bonds, Series 1993B, 5.700%, 7/01/18                              7/03 at 102         Aa1         4,208,919


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.3%

    2,105,000   West Virginia Housing Development Fund, Housing Finance Bonds,
                 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)                 5/02 at 102         AAA         2,187,789

    1,200,000   West Virginia Housing Development Fund, Housing Finance Bonds,
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)                 5/02 at 102         AAA         1,251,947


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.6%

   13,400,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23         8/03 at 102         AAA        13,455,879

    7,490,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1998A (The Millennium Housing Foundation, Inc. Project),
                 6.100%, 1/01/28                                                           7/08 at 103         N/R         7,578,531
------------------------------------------------------------------------------------------------------------------------------------

$1,325,150,000  Total Investments - (cost $1,211,558,501) - 98.0%                                                      1,296,003,283
==============  --------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.2%

    1,000,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (The Cleveland Clinic
                 Foundation), Series 1997D, Variable Rate Demand Bonds, 3.700%, 1/01/26+                       VMIG-1      1,000,000

    1,100,000   Illinois Health Facilities Authority, The University of Chicago Hospital,
                 Series 1998, Variable Rate Demand Bonds, 3.700%, 8/01/26+                                     VMIG-1      1,100,000
------------------------------------------------------------------------------------------------------------------------------------
$   2,100,000   Total Temporary Investments - 0.2%                                                                         2,100,000
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      24,083,218
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,322,186,501
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            October 31, 1998
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.4%

$  3,700,000    Alaska Housing Finance Corporation, General Housing Purpose Bonds,
                 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)                12/02 at 102        Aa2***    $ 4,154,508


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.7%

    4,500,000   California Health Facilities Financing Authority, Insured Health
                 Facilities Revenue Bonds (ValleyCare Hospital Corporation),
                 1989 Series A, 7.000%, 5/01/20 (Pre-refunded to 5/01/00)                  5/00 at 102         A+***       4,829,580

   24,260,000   State Public Works Board of the State of California, Lease Revenue
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21                                                           6/03 at 102         Aa3        25,284,500

    7,535,000   County of Contra Costa, California, 1989 Home Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), 7.750%, 5/01/22
                 (Alternative Minimum Tax)                                                 No Opt. Call        AAA        10,110,538

   12,455,000   Department of Water and Power of the City of Los Angeles, California,
                 Electric Plant Refunding Revenue Bonds, Second Issue of 1993,
                 4.750%, 11/15/19                                                          11/03 at 102        Aa3        12,091,688

   10,000,000   Department of Water and Power of the City of Los Angeles, Water Works
                 Refunding Revenue Bonds, Issue of 1992, 6.400%, 5/15/28                   5/01 at 102         AA         10,792,400

   14,490,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds (Project
                 Area No. 2), 1992 Series A, 6.125%, 8/01/22                               8/02 at 102         AAA        15,831,050

    5,000,000   Community Redevelopment Agency of the City of Palmdale, California,
                 Residential Mortgage Revenue Refunding Bonds, Series 1991-B,
                 7.375%, 2/01/12                                                           No Opt. Call        AAA         6,350,550

    5,000,000   Community Redevelopment Agency of the City of Palmdale, California,
                 Single Family Mortgage Revenue Bonds, Series 1986A Restructured,
                 8.000%, 3/01/16 (Alternative Minimum Tax)                                 No Opt. Call        AAA         6,813,950

    9,315,000   City of Perris, California, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities), 1989 Series A, 7.600%, 1/01/23
                 (Alternative Minimum Tax)                                                 No Opt. Call        AAA        12,786,048


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.1%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      815,000    8.500%, 11/15/23 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)     11/00 at 102        Aaa           910,135
    8,575,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                11/00 at 102        Baa1        9,427,870


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.0%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation Bonds,
                 Series 1998B, 6.000%, 6/01/19                                             No Opt. Call        AAA         5,676,250

    6,585,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1988F-1, 6.375%, 6/01/26
                 (Alternative Minimum Tax)                                                 6/04 at 103         AAA         7,031,134

    6,585,000   District of Columbia Housing Finance Agency, Single Family Revenue
                 Bonds, Series 1997-B, 5.900%, 12/01/28 (Alternative Minimum Tax)          6/07 at 102         AAA         6,928,869


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.3%

    5,000,000   Dade County (Florida), Educational Facilities Authority, Revenue Bonds,
                 Series 1990 (St. Thomas University Issue), 7.650%, 1/01/14
                 (Pre-refunded to 1/01/00)                                                 1/00 at 102         N/R***      5,339,500

    5,245,000   Dade County Health Facilities Authority, Hospital Revenue Bonds
                 (South Shore Hospital and Medical Center-FHA Insured Mortgage),
                 Series 1989A, 7.600%, 8/01/24                                             2/00 at 102         A+          5,539,926

   10,990,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, St. Marys
                 Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23                       12/03 at 102        AAA        11,155,949


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.4%

    3,750,000   Housing Finance and Development Corporation (State of Hawaii), Single
                 Family Mortgage Purchase Revenue Bonds, 1997 Series A, 5.750%, 7/01/30
                 (Alternative Minimum Tax)                                                 7/07 at 102         Aa1         3,888,975

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.1%

$  15,000,000   Chicago School Reform Board of Trustees of the Board of Education of
                 the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1998A, 0.000%, 12/01/24                  No Opt. Call        AAA        $3,923,100

   10,750,000   Illinois Development Finance Authority, Revenue and Refunding Bonds,
                 Series 1990A (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                 (Pre-refunded to 2/01/00)                                                 2/00 at 102         Baa2***    11,606,883

   11,625,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue
                 Bonds, The University of Chicago, Series 1985 Remarketed, 5.700%,
                 12/01/25 (Pre-refunded to 12/01/03)                                       12/03 at 102        Aa1***     12,816,214


   10,115,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,
                 Series 1996A (Rush-Presbyterian-St. Lukes Medical Center Obligated
                 Group), 6.250%, 11/15/20                                                  11/06 at 102        AAA        11,421,150

    5,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,
                 Series 1989A (ServantCor), 7.875%, 8/15/19 (Pre-refunded to 8/15/99)      8/99 at 102         N/R***      5,282,950

   11,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1989B
                 (ServantCor), 7.875%, 8/15/19 (Pre-refunded to 8/15/99)                   8/99 at 102         N/R***     11,622,490

    7,905,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,
                 Series 1989B (Riverside Medical Center), 6.750%, 11/01/15
                 (Pre-refunded to 11/01/99)                                                11/99 at 100        A***        8,186,655

   11,800,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
                 Expansion Project Bonds, Series 1992A, 6.500%, 6/15/27
                 (Pre-refunded to 6/15/03)                                                 6/03 at 102         Aaa        13,340,018

    7,375,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
                 Expansion Project Refunding Bonds, Series 1998A, 5.500%, 12/15/23         No Opt. Call        AAA         7,981,963

    2,500,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and
                 Will Counties, Illinois, General Obligation Bonds, Series 1990A,
                 7.200%, 11/01/20                                                          No Opt. Call        AAA         3,262,925


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.8%

    7,425,000   Fort Wayne International Airport Building Corporation, Airport Improvement
                 Bonds, Series 1994, Fort Wayne, Indiana, 5.900%, 1/01/14
                 (Alternative Minimum Tax)                                                 1/04 at 101         Aa          7,870,352

    9,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                 and Improvement Bonds, Series 1995 (Community Hospitals Projects),
                 5.700%, 5/15/22                                                           5/06 at 102         AAA         9,539,820

    6,075,000   LaGrange County Jail Building Corporation, First Mortgage Jail Bonds,
                 Series 1998 (LaGrange County, Indiana), 5.400%, 10/01/21                  10/09 at 101        A3         6,217,337

    3,215,000   Mooresville Consolidated School Building Corp., First Mortgage Bonds,
                 Series 1994B (Morgan County, Indiana), 6.400%, 7/15/15
                 (Pre-refunded to 1/15/04)                                                 1/04 at 102         A***        3,632,307


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.9%

    4,505,000   Iowa Finance Authority, Single Family Mortgage Bonds, 1995 Series C,
                 6.450%, 1/01/24                                                           1/05 at 102         AAA         4,810,664

    3,500,000   City of Marshalltown, Iowa, Pollution Control Revenue Refunding Bonds
                 (Iowa Electric Light and Power Company Project), Series 1993,
                 5.500%, 11/01/23                                                          11/03 at 102        AAA         3,670,765


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.5%

   10,000,000   Louisiana Public Facilities Authority, Extended Care Facilities
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14                                                          No Opt. Call        BBB        14,395,700


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 6.9%

    1,000,000   City of Boston, Massachusetts, General Obligation Bonds, 1990 Series A,
                 7.375%, 2/01/10 (Pre-refunded to 2/01/00)                                 2/00 at 102         Aa3***      1,067,140

                Massachusetts Bay Transportation Authority, General Transportation System
                Bonds, 1990 Series A:
    5,000,000    7.000%, 3/01/10 (Pre-refunded to 3/01/00)                                 3/00 at 100         Aaa         5,232,150
    3,500,000    7.625%, 3/01/15 (Pre-refunded to 3/01/00)                                 3/00 at 102         Aaa         3,757,215

   13,915,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Capital Asset Program Issue, Series F, 7.300%, 10/01/18
                 (Pre-refunded to 4/01/00)                                                 4/00 at 102         AAA        14,916,045

    7,415,000    Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Emerson Hospital Issue, Series C, 8.000%,
                 7/01/18 (Pre-refunded to 7/01/00)                                         7/00 at 102         AAA         8,096,661

    1,045,000   Massachusetts Housing Finance Agency, Residential Housing Revenue Bonds,
                 1988 Series B, 8.100%, 8/01/23 (Alternative Minimum Tax)                  8/99 at 102         A-          1,081,857

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$  10,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds
                 (SEMASS Project), Series 1991A, 9.000%, 7/01/15                           7/01 at 103         N/R       $11,463,385

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
    8,770,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA         9,441,607
   11,535,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA        12,398,510


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.5%

                Chippewa Valley Schools, County of Macomb, State of Michigan,
                1998 School Building and Site and Refunding Bonds:
    9,740,000    4.750%, 5/01/23                                                           5/08 at 100         AAA         9,351,666
   11,175,000    5.000%, 5/01/27                                                           5/08 at 100         AAA        11,032,854

                The Economic Development Corporation of the City of Lapeer,
                Limited Obligation Revenue Bonds (Lapeer Health Services
                Corporation Project), Series 1990:
    2,915,000    8.250%, 2/01/04 (Pre-refunded to 2/01/00)                                 2/00 at 102         BBB***      3,138,872
    3,000,000    8.500%, 2/01/12 (Pre-refunded to 2/01/00)                                 2/00 at 102         BBB***      3,239,520
    2,000,000    8.625%, 2/01/20 (Pre-refunded to 2/01/00)                                 2/00 at 102         BBB***      2,162,700

    5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/23                                                           8/08 at 101         A-          4,887,750


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

                Minneapolis/Saint Paul Housing Finance Board, Single Family
                Mortgage Revenue Bonds (Minneapolis/ Saint Paul Family Housing
                Program, Phase VIII), Series 1990A:
      705,000    7.750%, 8/01/10 (Alternative Minimum Tax)                                 2/00 at 102         AA+           733,080
    3,830,000    8.000%, 2/01/23 (Alternative Minimum Tax)                                 2/00 at 102         AA+         3,984,617

    3,340,000   Minneapolis Community Development Agency, Limited Tax Supported
                 Development Revenue Bonds, Common Bond Fund, Series 1988-1,
                 8.750%, 12/01/17 (Alternative Minimum Tax)                                6/99 at 102         A-          3,420,494

    2,130,000   Minneapolis Community Development Agency, Limited Tax Supported
                 Development Revenue Bonds, Common Bond Fund, Series 1988-3,
                 8.500%, 12/01/08 (Alternative Minimum Tax)                                12/98 at 102        BBB+        2,179,267

    2,435,000   Minneapolis Community Development Agency, Limited Tax Supported
                 Development Revenue Bonds, Common Bond Fund, Series 1989-1,
                 8.250%, 6/01/19 (Alternative Minimum Tax)                                 12/99 at 102        A-          2,560,792


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.5%

    5,280,000   Coahoma-Clarksdale Housing Development Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Gooden Estates and McLaurin Arms
                 Project), Series B, 8.000%, 8/01/24                                       8/03 at 100         AAA         5,730,754

    1,595,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Ivory Apartment Project),
                 Series D, 7.950%, 2/01/22                                                 2/01 at 100         AA-         1,651,591

    2,625,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Bishop Apartment Project),
                 Series B, 7.950%, 8/01/22                                                 8/01 at 100         AA-         2,737,219

    2,665,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Jones Apartment Projects),
                 Series C, 7.950%, 8/01/22                                                 6/02 at 100         AA-         2,787,483

    1,675,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (McNeace Apartment Projects),
                 Series A, 7.950%, 8/01/22                                                 3/02 at 100         AA-         1,747,075


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.7%

   15,595,000   Montana Board of Housing, Single Family Program Bonds, 1995 Series B
                 (Federally Insured or Guaranteed Mortgage Loan), 6.400%, 12/01/27
                 (Alternative Minimum Tax)                                                 12/05 at 102        AA+        16,644,699


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.5%

    4,500,000   Nevada Housing Division, Single Family Mortgage Bonds, 1997 Series C-2
                 Senior Bonds, 5.750%, 4/01/29 (Alternative Minimum Tax)                   4/07 at 102         Aaa         4,660,335


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.4%

    3,060,000   Business Finance Authority of the State of New Hampshire, Water Facility
                 Revenue Bonds (Pennichuck Water Works, Inc. - 1994 Issue),
                 Series A, 6.350%, 12/01/19                                                12/04 at 102        AAA         3,451,313

    1,940,000   Business Finance Authority of the State of New Hampshire, Water Facility
                 Revenue Bonds (Pennichuck Water Works, Inc.), Series B, 6.450%, 12/01/16
                 (Alternative Minimum Tax)                                                 12/04 at 102        AAA         2,172,819

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire (continued)

$   4,610,000   New Hampshire Housing Finance Authority, Single Family Residential
                 Mortgage Bonds, 1989 Series A, 7.900%, 7/01/22 (Alternative Minimum Tax)  7/99 at 102         Aa         $4,782,276

    3,065,000   New Hampshire Housing Finance Authority, Single Family Residential
                 Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22 (Alternative Minimum Tax)  7/00 at 102         Aa          3,213,040


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

    8,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,
                 6.500%, 1/01/16                                                           No Opt. Call        AAA        10,515,838


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.2%

    2,155,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program
                 Bonds, 1997 Series F-2, 5.700%, 7/01/29 (Alternative Minimum Tax)         7/07 at 102         AAA         2,226,158


------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.3%

    8,000,000   The City of New York, General Obligation Bonds, Fiscal 1991
                 Series B, 9.500%, 6/01/03                                                 No Opt. Call        A-          9,802,080

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101        A-***         109,270
    9,905,000    6.000%, 10/15/26                                                          10/07 at 101        A-         10,792,686

    4,605,000    Dormitory Authority of the State of New York, United Health
                 Services, Inc., FHA- Insured Mortgage Revenue Bonds, Series
                 1989, 7.350%, 8/01/29 (Pre-refunded to 2/01/00)                           2/00 at 102         AAA         4,914,594

   26,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
                 (Pre-refunded to 7/01/00)                                                 7/00 at 102         Aaa        28,255,760

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A:
   19,965,000    7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                 5/00 at 102         Aaa        21,620,897
    7,250,000    6.500%, 5/15/19 (Pre-refunded to 5/15/00)                                 5/00 at 100         AAA         7,586,328

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds (New York City), 1990 Series A Refunding:
   16,315,000    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                               11/00 at 102        AAA        18,048,469
    3,885,000    8.000%, 11/01/08                                                          11/00 at 102        BBB+        4,221,868

    5,000,000    New York State Medical Care Facilities Finance Agency, St.
                 Lukes-Roosevelt Hospital Center FHA-Insured Mortgage Revenue
                 Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)           2/00 at 102         AAA         5,348,950


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.9%

    5,000,000   North Carolina Medical Care Commission, Health Care Revenue Bonds
                 (Novant Health Project), Series 1998B, 5.000%, 10/01/28                   10/08 at 101        AAA         4,927,250

   13,565,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                 Bonds, Refunding Series 1993B, 5.500%, 1/01/17                            1/03 at 100         AAA        13,901,005


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.3%

   10,000,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds (The Aurora
                 Project), Series 1997A, 5.625%, 12/15/29                                  12/07 at 100        AAA        10,637,400

    1,945,000   State of North Dakota (North Dakota Housing Finance Agency), Single
                 Family Mortgage Program Bonds, 1986 Series A, 8.375%, 7/01/19
                 (Alternative Minimum Tax)                                                 7/01 at 100         Aa2         2,019,941


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.8%

   15,080,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized
                 Pollution Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                 Electric Illuminating Company Project), 8.000%, 12/01/13                  6/02 at 103         AAA        17,426,900


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.7%

   10,480,000   Central Oklahoma Transportation and Parking Authority (Oklahoma City,
                 Oklahoma), Parking System Revenue and Refunding Bonds, Series 1996,
                 5.250%, 7/01/16                                                           7/06 at 100         AAA        10,721,459

    1,215,000   Cleveland County Home Loan Authority (Oklahoma), Single Family Mortgage
                 Revenue Refunding Bonds, Series 1992, 8.375%, 2/01/12                     8/01 at 102         A1          1,302,602

   13,615,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1991,
                 7.600%, 12/01/30 (Alternative Minimum Tax)                                6/01 at 102         Baa2       14,768,327

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 3.0%

$   3,500,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,
                 Issue 1993, 5.800%, 7/01/18                                               7/03 at 102         AAA        $3,683,190

   12,000,000   Philadelphia Authority for Industrial Development, Airport Revenue
                 Bonds, Series 1998A (Philadelphia Airport System Project),
                 5.000%, 7/01/23 (Alternative Minimum Tax)                                 7/08 at 101         AAA        11,659,560

    8,500,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                 Series 1993, 5.000%, 6/15/16                                              6/03 at 100         AAA         8,511,645

    4,640,000   Venango Housing Corporation, Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage/Evergreen Arbors Project), 1990 Series A,
                 8.000%, 2/01/24                                                           12/03 at 100        AAA         4,966,981


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.1%

    6,000,000   Rhode Island Convention Center Authority, Refunding Revenue Bonds,
                 1993 Series C, 5.000%, 5/15/23                                            5/04 at 102         AAA         5,895,780

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA Insured Mortgage Loan -
                Cathedral Square Apartments II Project), 1992 Series:
      435,000    7.375%, 4/01/10 (Alternative Minimum Tax)                                 4/02 at 105         AAA           475,699
    1,060,000    7.400%, 4/01/20 (Alternative Minimum Tax)                                 4/02 at 105         AAA         1,159,629
    3,050,000    7.500%, 10/01/32 (Alternative Minimum Tax)                                4/02 at 105         AAA         3,346,033

    5,800,000   Rhode Island Housing and Mortgage Finance Corporation, Homeownership
                 Opportunity Bonds, Series 2, 7.750%, 4/01/22                              4/00 at 102         AA+         6,055,374

   12,250,000   Rhode Island Health and Educational Building Corporation, Hospital
                 Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 1996,
                 5.500%, 5/15/16                                                           5/07 at 102         AAA        12,885,285


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.6%

   15,650,000   South Carolina Public Service Authority, Revenue Bonds, 1993 Refunding
                 Series C, 5.000%, 1/01/25                                                 1/03 at 102         AAA        15,435,282


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.0%

    5,500,000   The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series
                 1998A, 4.500%, 9/01/08                                                    No Opt. Call        AAA         5,598,230

    3,500,000   Tennessee Housing Development Agency, Mortgage Finance Program Bonds,
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)                  7/04 at 102         A+          3,778,110


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.6%

    5,950,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue
                 Bonds (Texas Utilities Electric Company Project), Series 1989A, 8.250%,
                 1/01/19 (Alternative Minimum Tax)                                         1/99 at 102         BBB+        6,105,593

    8,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue
                 Bonds (Texas Utilities Electric Company Project) Series 1990A, 8.125%,
                 2/01/20 (Alternative Minimum Tax)                                         2/00 at 102         BBB+        8,500,160

    4,925,000   The Cameron County Housing Finance Corporation, Single Family Mortgage
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1992, 6.750%, 3/01/26                                    9/02 at 103         AAA         5,247,735

    3,000,000   El Paso Housing Finance Corporation, Multifamily Housing Revenue
                 Refunding Bonds (Las Flores Development Company Project), Series 1990A,
                 7.500%, 3/20/25                                                           1/00 at 103         AAA         3,144,870

    6,000,000   Harris County, Texas, Health Facilities Development Corporation, Special
                 Facilities Revenue Bonds (Texas Medical Center Project), Series 1990,
                 7.375%, 5/15/20 (Pre-refunded to 5/15/00)                                 5/00 at 102         AAA         6,464,340

   10,000,000   Harris County Health Facilities Development Corporation, Special
                 Facilities Revenue Bonds (Texas Medical Center Project), Series 1996,
                 5.900%, 5/15/16                                                           5/06 at 102         AAA        10,885,300

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds,
                 Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax) (DD)              7/08 at 100         AAA         4,821,700

                City of Houston, Texas, Water Conveyance System Contract, Certificates
                of Participation, Series 1993 A-J:
    5,490,000    6.800%, 12/15/10                                                          No Opt. Call        AAA         6,662,609
    2,000,000    6.800%, 12/15/11                                                          No Opt. Call        AAA         2,437,560

    7,500,000   Sabine River Authority of Texas (Texas Utilities Electric Company
                 Project), Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)         2/00 at 102         BBB+        7,969,575

                The Wood Glen (Texas), Housing Finance Corporation, Mortgage
                Revenue Refunding Bonds, Series 1990C (FHA Insured Mortgage Loan
                - Section 8 Assisted Copperwood II Project):
    1,450,000    7.625%, 1/01/10                                                           1/00 at 103         AAA         1,522,506
    1,250,000    7.650%, 7/01/23                                                           1/00 at 103         AAA         1,309,600

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.4%

$   4,000,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1996
                 Series D, 5.000%, 7/01/23                                                 7/06 at 102         A+         $3,886,520

      470,000   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds, 1989
                 Issue B (Federally Insured or Guaranteed Mortgage Loans), 8.250%,
                 7/01/21 (Alternative Minimum Tax)                                         7/99 at 102         AAA           482,563


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.9%

    8,130,000   Capital Region Airport Commission, Richmond (Virginia), International
                 Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/20    7/05 at 102         AAA         8,650,889


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 9.4%

    5,250,000   Everett School District No. 2, Snohomish County, Washington, Unlimited
                 Tax General Obligation Bonds, Series 1993, 6.200%, 12/01/12
                 (Pre-refunded to 12/01/03)                                                12/03 at 102        AAA         5,916,068

    2,500,000   City of Walla Walla, Washington, Water and Wastewater Revenue Bonds,
                 Series 1997, 5.000%, 8/01/17                                              8/07 at 100         AAA         2,505,950

    7,195,000   State of Washington, Various Purpose General Obligation Bonds,
                 Series 1991A, 6.000%, 3/01/16 (Pre-refunded to 3/01/01)                   3/01 at 100      AA+***         7,578,494

   11,135,000   Washington Public Power Supply System, Nuclear Project No. 1
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)                                                 1/00 at 102         AAA        11,835,057

    3,000,000   Washington Public Power Supply System, Nuclear Project No. 1
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13                    7/03 at 102         Aa1         3,226,620

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1989A:
    5,520,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         AAA         5,795,282
    3,595,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         Aaa         3,773,564

   21,700,000   Washington Public Power Supply System, Nuclear Project No. 2
                 Refunding Revenue Bonds, Series 1990A, 7.375%, 7/01/12
                 (Pre-refunded to 7/01/00)                                                 7/00 at 102         AAA        23,478,749

   11,340,000   Washington Public Power Supply System, Nuclear Project No. 2
                 Refunding Revenue Bonds, Series 1994A, 5.000%, 7/01/09                    7/04 at 102         AAA        11,751,982

    6,615,000   Washington Public Power Supply System, Nuclear Project No. 3
                 Refunding Revenue Bonds, Series 1989A, 7.250%, 7/01/16
                 (Pre-refunded to 7/01/99)                                                 7/99 at 102         AAA         6,933,115

    8,750,000   Washington Public Power Supply System, Nuclear Project No. 3
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18                    7/08 at 102         Aa1         8,685,075


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 4.4%

    3,000,000   Housing Authority of the City of Milwaukee, Wisconsin, Multifamily
                 Housing Refunding Revenue Bonds, Series 1990 (FHA Insured Mortgage
                 Loan - The Blatz Apartments Project), 7.500%, 12/01/28                    6/00 at 102         Aa          3,153,210

   11,835,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                 Series 1990 (Franciscan Health System, Inc. Project), 8.500%,
                 3/01/20 (Pre-refunded to 3/01/00)                                         3/00 at 102         Aaa        12,835,530

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Series 1996 (Aurora Medical Group, Inc. Project):
   10,000,000    5.600%, 11/15/16                                                          5/06 at 102         AAA        10,585,299
   15,000,000    5.750%, 11/15/25                                                          5/06 at 102         AAA        15,956,249
------------------------------------------------------------------------------------------------------------------------------------

$ 905,260,000   Total Investments - (cost $883,299,371) - 98.7%                                                          962,949,843
=============   --------------------------------------------------------------------------------------------------------------------

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.1%

$   1,300,000   Geisinger Health System Authority, Variable Rate Revenue Bonds, Series 1998B,
                 3.700%, 8/15/28+                                                                           VMGI-1      $  1,300,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      11,159,773
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $975,409,616
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).
                                 See accompanying notes to financial statements.

Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            October 31, 1998
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.4%

$  4,000,000    The Governmental Utility Services Corporation of the City of Bessemer
                 (Alabama), Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24       6/08 at 102         AAA        $4,053,720


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.2%

   12,000,000   Alaska State Housing Finance Corporation, Governmental Purpose Bonds,
                 1995 Series A, 5.875%, 12/01/30                                           12/05 at 102         AAA       12,651,120


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.2%

    2,150,000   The Industrial Development Authority of the County of Pima,
                 Single Family Mortgage Revenue Bonds, Series 1997A, 7.100%,
                 11/01/29 (Alternative Minimum Tax)                                       5/07 at 105 27/32     AAA        2,382,265


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.2%

    1,480,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                 Refunding Bonds, 1991 Series A (FHA Insured or
                 VA Guaranteed Mortgage Loans),  8.000%, 8/15/11                          8/01 at 103          AA          1,573,699
------------------------------------------------------------------------------------------------------------------------------------
                California - 13.5%

   13,490,000   Certificates of Participation (1991 Financing Project), County of Alameda,
                 California, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21                                                           9/06 at 102         AAA        14,885,271

    8,745,000   Bell Community Redevelopment Agency, Bell Redevelopment Area,
                 1994 Tax Allocation Refunding Bonds, 6.350%, 11/01/23                    11/03 at 102         AAA         9,792,826

    6,050,000   California Housing Finance Agency, Multifamily Housing Revenue Bonds,
                 1998 Series A, 5.450%, 8/01/28 (Alternative Minimum Tax)                  8/08 at 102         AAA         6,202,642

    4,000,000   California Health Facilities Financing Authority, Insured Health
                 Facilities Revenue Bonds (ValleyCare Hospital Corporation),
                 1989 Series A, 7.000%, 5/01/20 (Pre-refunded to 5/01/00)                  5/00 at 102         A+***       4,292,960

    7,300,000   California Health Facilities Financing Authority, Insured Hospital
                 Revenue Bonds (Childrens Hospital-San Diego), Series 1990,
                 6.500%, 7/01/20 (Pre-refunded to 7/01/00)                                 7/00 at 102         AAA         7,818,592

    6,810,000   California Health Facilities Financing Authority, Kaiser Permanente
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33                             5/03 at 102         A           7,040,178

    5,000,000   State of California, Veterans General Obligation Bonds,
                Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)                     12/03 at 102         Aa3         5,161,850

   12,250,000   State of California, Veterans General Obligation Bonds,
                 Series BL, 5.300%, 12/01/12 (Alternative Minimum Tax)                    12/08 at 101         Aa3        12,507,005

    3,500,000   State of California, General Obligation Bonds, 5.000%, 2/01/21             2/08 at 101         Aa3         3,497,410

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California,
                  Central Business District Redevelopment Project, Tax Allocation
                  Refunding Bonds, Series G, 6.750%, 7/01/10                               7/00 at 100         BBB         2,600,950

                Department of Water and Power of the City of Los Angeles
                (California), Electric Plant Revenue Bonds, Second Issue of 1993:
    6,000,000    4.750%, 10/15/20                                                         10/03 at 102         Aa3         5,820,720
    6,815,000    5.400%, 11/15/31                                                         11/03 at 102         Aa3         7,079,422

   12,080,000   Department of Water and Power of the City of Los Angeles (California),
                 Electric Plant Revenue Bonds, Issue of 1994, 5.375%, 2/15/34              2/04 at 102         Aa3        12,468,372

    6,000,000   Department of Water and Power of the City of Los Angeles, Water Works,
                 Refunding Revenue Bonds Issue of 1992, 6.400%, 5/15/28                   5/01 at 102          AA         6,475,440

    5,000,000   The Metropolitan Water District of Southern California, Water Revenue Bonds,
                 1997 Authorization, Series A, 5.000%, 7/01/37                            1/08 at 101          AA         4,961,550

                County of Orange, California, 1996 Recovery Certificates of Participation, Series A:
   13,000,000    5.875%, 7/01/19                                                           7/06 at 102         AAA        14,143,740
    3,450,000    6.000%, 7/01/26                                                           7/06 at 102         AAA         3,873,246

   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$   5,870,000   Sacramento Municipal Utility District (California), Electric Revenue
                Refunding Bonds, 1993 Series G, 4.750%, 9/01/21                           9/03 at 100         AAA        $5,674,999

    5,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding
                Revenue Bonds, Series 1997A, 0.000%, 1/15/17                              1/14 at 102         AAA         3,597,850


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.4%

    2,395,000   Colorado Housing and Finance Authority, Single-Family Program Senior Bonds,
                 1990 Issue C (Federally Insured or Guaranteed Mortgage Loans),
                 7.650%, 8/01/22 (Alternative Minimum Tax)                                8/00 at 102         AA+          2,501,051

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    1,605,000    6.750%, 11/15/22 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)    11/02 at 102        Aaa          1,813,425
    6,020,000    6.750%, 11/15/22 (Alternative Minimum Tax)                               11/02 at 102        Baa1         6,591,298

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    3,240,000    8.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 100        Aaa         3,641,209
    9,010,000    8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        Baa1         9,908,928

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
    1,045,000    7.750%, 11/15/21 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 102        Aaa          1,185,667
    3,955,000    7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102        Baa1         4,396,932
    1,060,000    7.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 100        Aaa          1,161,336
    3,940,000    7.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        Baa1         4,227,975

    2,785,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)                 11/02 at 102        Baa1         3,105,581


    6,100,000   Poudre School District R-1, Larimer County, Colorado, General Obligation
                Refunding Bonds, Series 1998, 5.000%, 12/15/16                            12/08 at 100        AA-          6,116,470


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.2%

    2,105,000   District of Columbia Housing Finance Agency, Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1990A, 8.100%, 12/01/23
                 (Alternative Minimum Tax)                                               12/00 at 102         AAA         2,255,087

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.9%

                Orange County Housing Finance Authority, GNMA Collateralized
                Mortgage Revenue Refunding Bonds, 1990 Series A:
    2,425,000    7.500%, 7/01/10                                                           7/00 at 103         AAA         2,559,127
   11,035,000    7.600%, 1/01/24                                                           7/00 at 103         AAA        11,720,936

    2,055,000   Palm Beach County Health Facilities Authority (Florida),
                 Hospital Revenue Refunding Bonds, Series 1988 (JFK Medical Center Inc. Projects),
                 8.875%, 12/01/18 (Pre-refunded to 12/01/98)                              12/98 at 102        N/R***      2,105,861

    3,300,000   Housing Finance Authority of Palm Beach County, Florida, Single Family
                 Mortgage Revenue Bonds, 1990 Series B, 7.600%, 3/01/23                    9/00 at 103         Aaa         3,489,090


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.6%

    6,450,000   Development Authority of Fulton County (Georgia), Special Facilities
                 Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998,
                 5.450%, 5/01/23 (Alternative Minimum Tax)                                 5/08 at 101        BBB-         6,383,759


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 8.1%

    6,500,000   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,
                 1995 Series A (The Peoples Gas Light and Coke Company Project),
                 6.100%, 6/01/25                                                           6/05 at 102        AA-          7,084,480

   21,805,000   City of Chicago, Chicago-O'Hare International Airport,
                 International Terminal Special Revenue Bonds,
                 Series 1990A, 7.500%, 1/01/17 (Alternative Minimum Tax)                   1/00 at 102        A           22,981,162

    7,300,000   City of Chicago, Chicago-O'Hare International Airport,
                 Special Facility Revenue Bonds (American Airlines Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)                 11/00 at 102        Baa2         7,868,232

    3,945,000   City of Chicago, Sales Tax Revenue Bonds,
                 Series 1997, 5.375%, 1/01/27                                              1/08 at 102        AAA          4,058,222

    4,000,000   Community College District No. 508, Cook County, Illinois,
                 Certificates of Participation, 8.750%, 1/01/06                           No Opt. Call        AAA          5,130,000

   15,000,000   Illinois Development Finance Authority, Revenue and Refunding Bonds,
                 Series 1990A Cabrini Medical Center), 8.500%, 2/01/15
                 (Pre-refunded to 2/01/00)                                                  2/00 at 102       Baa2***     16,195,650

    5,210,000   Illinois Housing Development Authority, Section 8 Elderly Housing
                 Revenue Bonds (Garden House of (Columbus-Cuneo-River
                 Oaks West Development), Series 1992A, 6.875%, 1/01/20                      1/03 at 102        A           5,518,224

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois  (continued)

$   1,845,000   Illinois Housing Development Authority, Section 8
                 Elderly Housing Revenue Bonds (Village Center
                 Development), Series 1992C, 6.600%, 3/01/07                               3/03 at 102         A          $1,957,213

    1,960,000   City of Peoria, Peoria County, City of Pekin, Tazewell and
                 Peoria Counties, and City of Waukegan, Lake County (Illinois),
                 Jointly, GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)                    8/00 at 103         AA+         2,058,274

    9,195,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 6.125%, 6/01/22                                             6/02 at 100         AAA         9,786,055

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.3%

    5,000,000   Columbus Multi-School Building Corporation, Bartholomew County, Indiana,
                 First Mortgage Bonds,  7.600%, 1/15/14
                 (Pre-refunded to 1/15/01)                                                 1/01 at 102        N/R***       5,501,900

    9,400,000   Fort Wayne (Indiana), Economic Development Revenue Bonds
                 (Oaklawn Court Apartments Project), Series 1998A, 7.000%,
                 4/01/28 (Alternative Minimum Tax)                                         4/08 at 102        N/R          9,446,060

   13,500,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                 Series 1990 (Bartholomew County Hospital District),
                 7.750%, 8/15/20 (Pre-refunded to 8/15/00)                                 8/00 at 102        AAA         14,748,075

    3,075,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Collateralized Home Mortgage Program), 1990 Series D,
                 7.800%, 1/01/22 (Alternative Minimum Tax)                                 7/00 at 102       Aaa           3,212,514

   10,000,000   Indiana State Office Building Commission, Capitol Complex Revenue Bonds,
                 Series 1990B (State Office Building I Facility),
                 7.250%, 7/01/12 (Pre-refunded to 7/01/00)                                 7/00 at 102       AAA          10,802,100

                The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds:
    3,750,000    6.750%, 2/01/20                                                           2/03 at 102       AA            4,152,713
    5,500,000    6.500%, 2/01/22                                                          No Opt. Call       AA            5,510,780

   10,080,000   The Trustees of Purdue University, Purdue University Student Fee Bonds,
                 Series M, 6.100%, 7/01/17                                                 7/06 at 101       Aa2          11,094,250

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.8%

    3,310,000   City of Des Moines, Iowa, Aviation System Revenue Bonds,
                 Series 1998A (Non-AMT), 5.125%, 7/01/28                                   7/08 at 100       AAA           3,309,768

    4,215,000   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,
                 Series 1997 (IPSCO Project), 6.000%, 6/01/27
                 (Alternative Minimum Tax)                                                No Opt. Call       N/R           4,478,901

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.3%

    1,500,000   Kentucky Economic Development Finance Authority, Health Care
                 Facilities Revenue Bonds, Series 1998 (The Christian Church Homes
                 of Kentucky Inc. Obligated Group), 5.375%, 11/15/23                       5/08 at 102         BBB         1,505,085

    1,520,000   Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA
                 Guaranteed), 1990 Series C Bonds, 8.100%, 1/01/22
                 (Alternative Minimum Tax)                                                 7/00 at 102         AAA         1,601,806

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.5%

    4,900,000   East Baton Rouge Mortgage Finance Authority, Single Family
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)                   8/00 at 102         Aaa         5,127,017

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.1%

      925,000   Maine State Housing Authority, Single-Family Mortgage
                 Acquisition Bonds, 1991 Series 1, 7.150%, 11/01/21                       11/01 at 102         Aa1           980,583


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.4%

    4,245,000   Community Development Administration, Department of Housing and
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1990 Fifth Series, 7.700%, 4/01/15 (Alternative Minimum Tax)       4/00 at 102         Aa2         4,394,594

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.1%

                Massachusetts Bay Transportation Authority,
                General Transportation System Bonds, 1990 Series A:
    7,500,000    7.000%, 3/01/10 (Pre-refunded to 3/01/00)                                 3/00 at 100         Aaa         7,848,225
   10,800,000    7.625%, 3/01/15 (Pre-refunded to 3/01/00)                                 3/00 at 102         Aaa        11,593,692

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Daughters of Charity National Health
                System-Carney Hospital Issue, Series C:
    4,200,000    7.500%, 7/01/05 (Pre-refunded to 7/01/00)                                 7/00 at 102         Aaa         4,552,338
   10,800,000    7.750%, 7/01/14 (Pre-refunded to 7/01/00)                                 7/00 at 102         Aaa        11,749,428

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   5,900,000   Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, New England Medical Center
                 Hospitals Issue, Series F, 6.625%, 7/01/25                                7/02 at 102         AAA        $6,507,169

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,090,000    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                 7/00 at 102         Aaa         3,423,751
    4,615,000    9.000%, 7/01/15                                                           7/00 at 102         BBB         4,994,722

                Massachusetts Water Resources Authority,
                General Revenue Bonds, 1990 Series A:
    8,450,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA         9,097,101
    6,615,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA         7,110,199
    5,195,000    7.000%, 4/01/18 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA         5,548,987


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.3%

    8,500,000   Michigan State Hospital Finance Authority, Hospital Revenue and
                 Refunding Bonds (Bay Medical Center),
                 Series 1990A, 8.250%, 7/01/12                                             7/00 at 102         A3          9,281,235

    4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)                                 8/01 at 102         AAA         5,040,450

    8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds
                 (Waste Management, Inc. Project), Series 1992,
                 6.625%, 12/01/12 (Alternative Minimum Tax)                               12/02 at 102        BBB+         9,192,495

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.6%

    2,260,000   The Dakota County Housing and Redevelopment Authority,
                 The Washington County Housing and Redevelopment Authority, and
                 Stearns County Housing and Redevelopment Authority, Single Family
                 Residential Mortgage Revenue Bonds (GNMA MBS Program),
                 Series 1990, 7.850%, 12/01/30 (Alternative Minimum Tax)                  12/00 at 102         AAA         2,356,321

    8,845,000   City of Minneapolis, Minnesota, and The Housing and Redevelopment
                 Authority of The City of Saint Paul, Minnesota, Health Care
                 System Revenue Bonds (Health One Obligated Group), Series 1990C,
                 8.000%, 8/15/19 (Pre-refunded to 8/15/00)                                 8/00 at 102         AAA         9,702,434

    3,720,000   The Housing and Redevelopment Authority of the City of Saint Paul,
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center Project),
                 Series 1996, 7.100%, 11/01/23                                            11/15 at 103         AAA         4,683,257

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.1%

    5,000,000   Mississippi Business Finance Corporation, Pollution Control
                 Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22 (DD)                                        10/03 at 102        BBB-         5,002,800

    5,410,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,
                 Series 1997D, Class 5, 5.500%, 7/01/29 (Alternative Minimum Tax)          7/07 at 105        Aaa          6,040,698

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.1%

                Nevada Housing Division, Single Family Program Senior Bonds,
                1990 Issue B (Federally Insured or Guaranteed Mortgage Loans):
    2,030,000    7.850%, 10/01/10 (Alternative Minimum Tax)                                4/00 at 102       AA+           2,112,114
    1,755,000    7.900%, 4/01/22 (Alternative Minimum Tax)                                 4/00 at 102       AA+           1,820,093

    6,000,000   State of Nevada, General Obligation (Limited Tax)
                 (Nevada Municipal Bond Bank Project No. 52),
                 Series July 1, 1996A, 6.000%, 5/15/21 (Pre-refunded to 5/15/06)           5/06 at 101       AA***         6,791,760

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.7%

    4,750,000   Pollution Control Financing Authority of Camden County
                 (Camden County, New Jersey), Solid Waste  Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 C,
                 7.125%, 12/01/01 (Alternative Minimum Tax)                               No Opt. Call          B2         4,740,880

    2,000,000   Pollution Control Financing Authority of Camden County
                (Camden County, New Jersey), Solid Waste
                 Disposal and Resource Recovery System Revenue Bonds,
                 Series 1991 D, 7.250%, 12/01/10                                         12/01 at 102           B2         2,008,300


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.7%

    7,050,000   New Mexico Mortgage Finance Authority, Single Family
                 Mortgage Program Senior Bonds, 1990 Series A
                 (Federally Insured or Guaranteed Mortgage Loans), 7.800%, 9/01/17         9/00 at 102         AAA         7,498,098

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                New York - 24.8%

$  10,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1996 Series G, 5.750%, 2/01/20                                 2/06 at 101 1/2          A-      $ 10,634,100

   21,715,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,
                 5.875%, 3/15/18                                                       3/06 at 101 1/2          A-        23,287,600

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series H,
                 6.125%, 8/01/25                                                       8/07 at 101               A-       10,991,700

    6,750,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F, 6.625%, 2/15/25
                 (Pre-refunded to 2/15/05)                                             2/05 at 101             A-***       7,793,348

    7,585,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds, Fiscal
                 1991 Series A, 6.000%, 6/15/20 (Pre-refunded to 6/15/00)                  6/00 at 100         Aaa         7,895,682

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   12,875,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                             6/00 at 101 1/2         Aaa        13,883,756
    5,915,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                 6/00 at 100         Aaa         6,157,278

    2,550,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,
                 Fiscal 1993 Series A, 5.750%, 6/15/18                                 6/02 at 101 1/2         AAA         2,672,553

   13,515,000   New York City (New York), Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998
                 Series A, 5.000%, 8/15/27                                                 8/07 at 101          AA        13,281,055

    6,080,000   Dormitory Authority of the State of New York,
                 City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990C, 9.250%, 7/01/99                  No Opt. Call        Baa1         6,331,165

   15,000,000   Dormitory Authority of the State of New York,
                 City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990D, 8.750%, 7/01/03                  No Opt. Call        BBB+        17,982,750

    9,010,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue Bonds,
                 Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)                   5/00 at 102         Aaa         9,698,274

   10,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue Bonds,
                 Series 1989A, 7.125%, 5/15/17 (Pre-refunded to 5/15/99)                   5/99 at 102         AAA        10,425,800

   13,250,000   New York State Dormitory Authority,
                 Mental Health Services Authority, Improvement Bonds,
                 Series 1996-B, 5.375%, 2/15/26                                            2/06 at 102          A-        13,570,120

   27,000,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1997A, 5.750%, 2/15/27                                      2/07 at 102          A-        28,982,340

    5,765,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1997B, 5.500%, 8/15/17                                      2/07 at 102          A-         6,020,217

    4,000,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1998D, 5.000%, 8/15/17                                      8/08 at 101         AAA         4,012,080

    4,500,000   New York State Energy Research and Development Authority,
                 Gas Facilities Revenue Bonds, Series C
                 (The Brooklyn Union Gas Company Project), 5.600%, 6/01/25
                 (Alternative Minimum Tax)                                                 7/03 at 102         AAA         4,689,675

   16,580,000   New York State Housing Finance Agency,
                 Health Facilities Revenue Bonds (New York City), 1990 Series A Refunding,
                 8.000%, 11/01/08 (Pre-refunded to 11/01/00)                              11/00 at 102         AAA        18,341,625

    3,420,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds
                 (New York City), 1990 Series A
                 Refunding, 8.000%, 11/01/08                                              11/00 at 102        BBB+         3,716,548

    3,745,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home Insured Mortgage
                 Revenue Bonds, 1987 Series A, 8.000%, 2/15/27                             8/99 at 100          AA         3,794,584

      470,000   New York State Medical Care Facilities Finance Agency,
                 Albany Medical Center Hospital Project Revenue
                 Bonds, 1987 Series A, 8.000%, 2/15/28                                     8/00 at 100         AAA           480,909

    5,000,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Medical Center Secured Hospital
                 Revenue Bonds, Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)   2/05 at 102         AAA         5,869,700

    4,785,000   New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds
                 (Secured Mortgage Program), 1995 Series A, 6.375%, 11/15/19              11/05 at 102         Aa1         5,389,633

    7,150,000   New York State Thruway Authority, General Revenue Bonds, Series C, 6.000%, 1/01/25
                 (Pre-refunded to 1/01/05)                                                 1/05 at 102         AAA         8,059,552

   10,000,000   The Port Authority of New York and New Jersey, Special Project Bonds,
                 Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/22 (Alternative Minimum Tax)                                12/07 at 102        AAA        10,636,300

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.5%

$  10,500,000   North Carolina Eastern Municipal Power Agency, Power System
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03                    1/02 at 102        Baa1       $11,269,020

    3,690,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds,
                 Series-M (1985 Resolution),
                 7.850%, 9/01/28 (Alternative Minimum Tax)                                 3/00 at 102          AA         3,854,906

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.4%

    8,500,000   Trustees of the Tulsa Municipal Airport Trust,
                 1988 Adjustable Rate Revenue Obligations,
                 7.375%, 12/01/20 (Alternative Minimum Tax)                               12/00 at 102        Baa2         9,098,825

    5,000,000   Trustees of the Tulsa Municipal Airport Trust,
                 Revenue Bonds, Series 1991, 7.600%, 12/01/30
                 (Alternative Minimum Tax)                                                 6/01 at 102        Baa2         5,423,550

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.3%

    2,965,000   Allegheny County Residential Finance Authority,
                 Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1990M.,
                 7.950%, 6/01/23 (Alternative Minimum Tax)                                 6/00 at 102         Aaa         3,111,679

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 1.6%

   10,080,000   Rhode Island Housing and Mortgage Finance Corporation,
                 Homeownership Opportunity Bonds, Series 2,
                 7.750%, 4/01/22                                                           4/00 at 102         AA+        10,523,822

    5,000,000   Rhode Island Health and Educational Building Corporation,
                 Higher Education Facility Revenue Bonds,
                 Johnson and Wales University (Series 1990), 8.375%, 4/01/20
                 (Pre-refunded to 4/01/00)                                                 4/00 at 102         AAA         5,434,400


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.7%

    3,640,000   South Carolina Jobs-Economic Development Authority,
                 Economic Development Revenue Bonds (Carolinas Hospital System Project),
                 Series 1992, 7.550%, 9/01/22
                 (Pre-refunded to 9/01/02)                                                 9/02 at 102      N/R***         4,183,197

    2,450,000   Three Rivers Solid Waste Authority (South Carolina),
                 Solid Waste Disposal Facilities Revenue Bonds,
                 Series 1997, 5.300%, 1/01/27                                              1/07 at 102         AAA         2,508,849


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.5%

    4,750,000   The Health and Educational Facilities Board of the
                 Metropolitan Government of Nashville and Davidson
                 County, Tennessee, Revenue Refunding Bonds,
                 Series 1998 (The Blakford at Green Hills), 5.650%, 7/01/16                7/03 at 102         N/R         4,773,133


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.8%

    6,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                 Series 1990 (American Airlines, Inc.
                 Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                     12/00 at 102        Baa2         6,433,740

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
    8,940,000    0.000%, 2/15/12 (Pre-refunded to 2/15/05)                             2/05 at 67 5/16         Aaa         4,654,164
    3,710,000    0.000%, 2/15/12                                                       2/05 at 67 5/16         Aaa         1,844,278
    8,930,000    0.000%, 2/15/13 (Pre-refunded to 2/15/05)                            2/05 at 62 15/16         Aaa         4,346,052
    3,710,000    0.000%, 2/15/13                                                      2/05 at 62 15/16         Aaa         1,714,651

   20,500,000   Dallas-Fort Worth International Airport Facility
                 Improvement Corporation, American Airlines, Inc.
                 Revenue Bonds, Series 1990, 7.500%, 11/01/25
                 (Alternative Minimum Tax)                                                11/00 at 102        Baa2        21,950,375

    2,870,000   El Paso Housing Finance Corporation,
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1991A, 8.750%, 10/01/11                                            4/01 at 103       A2            3,183,375

    1,145,000   County of Fort Bend, Texas, Municipal Utility District No. 42,
                 5.875%, 9/01/21                                                           9/06 at 100       AAA           1,235,134

    3,885,000   Houston Independent School District Public Facility Corporation
                 (Harris County, Texas), Lease Revenue Bonds
                 (Cesar E. Chavez High School), Series 1998A,
                 0.000%, 9/15/12                                                          No Opt. Call         AAA         2,017,170

   15,130,000   Lubbock Health Facilities Development Corporation,
                 Hospital Revenue Bonds (Methodist Hospital,
                 Lubbock, Texas), Series 1990, 7.250%, 12/01/19
                 (Pre-refunded to 12/01/00)                                               12/00 at 102         AAA        16,554,943

    4,694,828   General Services Commission (an Agency of the State of Texas),
                 as Lessee, Participation Interests, 7.500%, 9/01/22                   9/99 at 101 1/2           A         5,332,056


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    4,750,000   Tooele County, Hazardous Waste Disposal Revenue Bonds
                 (Laidlaw Inc/USPCI Clive PJ), Series 1995,
                 6.750%, 8/01/10 (Alternative Minimum Tax)                                 8/05 at 102        BBB+         5,232,315

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.1%

$   4,190,000   Industrial Development Authority of the County of Henrico,
                 Virginia, Adjustable Rate Revenue Bonds,
                 (St. Marys Hospital Project), Series 1985C, 7.500%, 9/01/07
                 (Pre-refunded to 8/01/00)                                                 8/00 at 102       A+***       $ 4,517,826

    4,000,000   Virginia Housing Development Authority,
                 Commonwealth Mortgage Revenue Bonds, 1992 Series B
                 Subseries B-4, 6.550%, 1/01/27 (Alternative Minimum Tax)                  1/02 at 102         AA+         4,204,320

    2,000,000   Virginia Housing Development Authority, Multi-Family
                 Housing Bonds, 1992 Series D, 7.050%, 5/01/18                             5/02 at 102         AA+         2,196,500


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 4.9%

      650,000   Washington Public Power Supply System, Nuclear Project
                 No. 1 Revenue Bonds, 14.375%, 7/01/01                                    No Opt. Call         AAA           760,474

    3,225,000   Washington Public Power Supply System, Nuclear Project
                 No. 1 Refunding Revenue Bonds, Series 1989B, 7.250%,
                 7/01/15 (Pre-refunded to 1/01/00)                                         1/00 at 102         AAA         3,427,755

    5,430,000   Washington Public Power Supply System, Nuclear Project
                 No. 1 Refunding Revenue Bonds, Series 1990A,
                 7.600%, 7/01/05 (Pre-refunded to 7/01/00)                                 7/00 at 102         AAA         5,894,264

    9,775,000   Washington Public Power Supply System, Nuclear Project
                 No. 1 Refunding Revenue Bonds, Series 1991A, 6.875%,
                 7/01/17 (Pre-refunded to 7/01/01)                                         7/01 at 102         Aaa        10,746,732

    3,030,000   Washington Public Power Supply System, Nuclear Project
                 No. 1 Refunding Revenue Bonds, Series 1989A, 7.500%,
                 7/01/15 (Pre-refunded to 7/01/99)                                         7/99 at 102         AAA         3,181,105

                Washington Public Power Supply System, Nuclear Project
                No. 2 Refunding Revenue Bonds, Series 1990A:
    6,835,000    7.625%, 7/01/08 (Pre-refunded to 7/01/00)                                 7/00 at 102         AAA         7,422,126
   13,240,000    7.375%, 7/01/12 (Pre-refunded to 7/01/00)                                 7/00 at 102         AAA        14,325,283

    3,650,000   Washington Public Power Supply System,
                 Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                   1/00 at 102         AAA         3,879,475


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.2%

    2,250,000   Wisconsin Health and Educational Facilities Authority,
                 Revenue Bonds, Series 1998 (United Lutheran
                 Program for the Aging, Inc.), 5.700%, 3/01/28                             3/08 at 101         N/R         2,252,587


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.3%

    2,800,000   Town of Jackson, Wyoming, National Rural Utilities Cooperative
                 Finance Corporation, Guaranteed Gas Supply Revenue Bonds
                  (Lower Valley Power and Light, Inc. Project), Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)                                 5/07 at 102         AA-        $2,943,695
------------------------------------------------------------------------------------------------------------------------------------

$ 954,754,828   Total Investments - (cost $915,618,060) - 98.3%                                                        1,003,949,884
=============   --------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.6%

    5,000,000   Harris County Facilities Development Corporation, Hospital Revenue Bonds (The Methodist Hospital),
                 Series 1994, Variable Rate Demand Bonds, 3.700%, 12/01/25+                                   A-1+         5,000,000

    1,000,000   Orange County Irvine Coast Assessment District #88-1, Variable Rate Demand Bonds,
                 3.600%, 9/02/18+                                                                           VMGI-1         1,000,000
------------------------------------------------------------------------------------------------------------------------------------
$   6,000,000   Total Temporary Investments - 0.6%                                                                         6,000,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      11,256,857
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,021,206,741
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998
                                                                            Performance Plus           Advantage         Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,296,003,283        $962,949,843      $1,003,949,884
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     2,100,000           1,300,000           6,000,000
 Cash                                                                                388,928               8,737             576,741
 Receivables:
   Interest                                                                       25,797,870          20,179,843          19,766,340
   Investments sold                                                               11,878,089             250,805             740,292
 Other assets                                                                         60,578              22,818              29,239
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,336,228,748         984,712,046       1,031,062,496
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                                 8,145,739           4,833,506           4,978,003
 Accrued expenses:
   Management fees (note 6)                                                          696,146             518,424             541,678
   Other                                                                             394,598             297,883             411,106
 Preferred share dividends payable                                                   145,065             115,044             128,602
 Common share dividends payable                                                    4,660,699           3,537,573           3,796,366
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           14,042,247           9,302,430           9,855,755
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,322,186,501        $975,409,616      $1,021,206,741
====================================================================================================================================
Preferred shares, at liquidation value                                        $  400,000,000        $300,000,000      $  300,000,000
====================================================================================================================================
Preferred shares outstanding                                                          16,000              12,000              12,000
====================================================================================================================================
Common shares outstanding                                                         59,752,567          42,621,364          45,194,829
====================================================================================================================================
Netasset value per Common share outstanding (net assets less Preferred shares
   at liquidation value, divided by Common shares outstanding)                $        15.43        $      15.85      $        15.96
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998
                                                                            Performance Plus           Advantage         Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                       $80,842,860         $59,970,003         $64,254,765
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                          8,115,717           6,046,556           6,331,295
 Preferred shares - auction fees                                                   1,000,001             749,998             729,314
 Preferred shares - dividend disbursing agent fees                                    40,000              40,000              27,931
 Shareholders' servicing agent fees and expenses                                     238,450             139,448             157,179
 Custodian's fees and expenses                                                       154,468             121,363             127,450
 Directors' fees and expenses (note 6)                                                12,316               8,986               9,445
 Professional fees                                                                    22,610              21,515              21,673
 Shareholders' reports - printing and mailing expenses                               304,833             215,017             237,763
 Stock exchange listing fees                                                          53,199              36,847              38,792
 Investor relations expense                                                          118,093              82,596              88,902
 Other expenses                                                                       64,706              47,335              49,633
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    10,124,393           7,509,661           7,819,377
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             70,718,467          52,460,342          56,435,388
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                     6,830,490             410,207             797,092
Net change in unrealized appreciation or depreciation of investments               5,944,124           6,827,515           5,539,573
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                         12,774,614           7,237,722           6,336,665
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $83,493,081         $59,698,064         $62,772,053
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                         Performance Plus                       Advantage                       Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended        Year Ended        Year Ended      Year Ended      Year Ended
                                      10/31/98         10/31/97          10/31/98          10/31/97        10/31/98        10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income          $   70,718,467    $  73,434,381      $ 52,460,342      $ 53,688,593   $  56,435,388   $  57,903,551
 Net realized gain from
   investment transactions
   (notes 1 and 4)                   6,830,490          853,940           410,207           946,565         797,092       1,806,219
 Net change in unrealized appreciation
   or depreciation of investments    5,944,124        7,720,715         6,827,515         7,309,164       5,539,573       6,812,086
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  83,493,081       82,009,036        59,698,064        61,944,322      62,772,053      66,521,856
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders             (56,892,715)     (59,163,226)      (42,274,725)      (43,220,811)    (45,439,581)    (46,488,963)
   Preferred shareholders          (13,848,428)     (14,091,748)      (10,287,913)      (10,466,289)    (10,834,625)    (11,717,683)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                      --               --                --                --      (1,234,583)             --
   Preferred shareholders                   --               --                --                --        (310,600)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (70,741,143)     (73,254,974)      (52,562,638)      (53,687,100)    (57,819,389)    (58,206,646)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     5,237,739        4,808,086         6,216,101         2,145,347       5,052,060       1,899,633
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          17,989,677       13,562,148        13,351,527        10,402,569      10,004,724      10,214,843
Net assets at beginning of year  1,304,196,824    1,290,634,676       962,058,089       951,655,520   1,011,202,017   1,000,987,174
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year       $1,322,186,501   $1,304,196,824      $975,409,616      $962,058,089  $1,021,206,741  $1,011,202,017
===================================================================================================================================
Balance of undistributed net investment
   income at end of year        $    1,352,772   $    1,375,448      $    955,288      $  1,057,584  $      923,953  $      762,771
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA) and Nuveen Municipal Market Opportunity Fund, Inc. (NMO).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Performance Plus, Advantage and Opportunity had outstanding when-issued and delayed delivery purchase commitments of $4,730,403, $4,833,506 and $4,978,003, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for Performance Plus and $.01 per Common share for Advantage and Opportunity. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                   Performance
                                                                           Plus    Advantage  Opportunity
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                               4,000        3,000        4,000
   Series T                                                               4,000        3,000        4,000
   Series W                                                               4,000        3,000           --
   Series F                                                               4,000        3,000        4,000
---------------------------------------------------------------------------------------------------------
Total                                                                    16,000       12,000       12,000
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                            Performance Plus              Advantage
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/98     10/31/97     10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           335,829      313,402      389,093       135,025
==========================================================================================================
                                                                                         Opportunity
----------------------------------------------------------------------------------------------------------
                                                                                  Year Ended    Year Ended
                                                                                    10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                                                     313,666       119,092
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                                                   Performance
                                                                           Plus    Advantage  Opportunity
---------------------------------------------------------------------------------------------------------
Dividend per share                                                       $.0750       $.0830       $.0840
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended October 31, 1998, were as follows:

                                                                    Performance
                                                                           Plus    Advantage  Opportunity
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                             $306,485,428 $ 86,695,370 $136,601,090
   Temporary municipal investments                                  189,205,000  111,570,000   57,600,000
Sales and Maturities:
   Investments in municipal securities                              297,892,967   71,691,739  134,694,656
   Temporary municipal investments                                  191,005,000  116,520,000   51,600,000
=========================================================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, Advantage had unused capital loss carryforwards of $929,166 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $427,467 of the carryforward will expire in the year 2001 and $501,699 of the carryforward will expire in the year 2002.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                                   Performance
                                                                           Plus    Advantage  Opportunity
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $84,680,917  $79,707,226  $88,513,236
   depreciation                                                        (236,135)     (56,754)    (181,412)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $84,444,782  $79,650,472  $88,331,824
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                  Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                        .6500 of 1%
For the next $125 million                                         .6375 of 1
For the next $250 million                                         .6250 of 1
For the next $500 million                                         .6125 of 1
For the next $1 billion                                           .6000 of 1
For net assets over $2 billion                                    .5875 of 1
=============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1998, net assets consisted of:
                                                                  Performance
                                                                         Plus      Advantage     Opportunity
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
  at liquidation value                                         $  400,000,000   $300,000,000    $300,000,000
Common shares, $.01 par value per share                               597,526        426,214         451,948
Paid-in surplus                                                   835,010,857    595,306,808     630,724,782
Balance of undistributed net investment income                      1,352,772        955,288         923,953
Accumulated net realized gain (loss) from investment transactions     780,564       (929,166)        794,802
Net unrealized appreciation of investments                         84,444,782     79,650,472      88,331,824
------------------------------------------------------------------------------------------------------------

Net assets                                                     $1,322,186,501   $975,409,616  $1,021,206,741
------------------------------------------------------------------------------------------------------------

Authorized shares:
   Common                                                         200,000,000    200,000,000     200,000,000
   Preferred                                                        1,000,000      1,000,000       1,000,000
============================================================================================================

8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                   Performance
                                                                          Plus     Advantage Opportunity
--------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                           2%            3%          4%
Health Care                                                                11             8           4
Housing/Multifamily                                                         4             4           3
Housing/Single Family                                                      11             8          10
Tax Obligation/General                                                     10             5           8
Tax Obligation/Limited                                                     11             6          15
Transportation                                                              5             7          13
U.S. Guaranteed                                                            27            38          33
Utilities                                                                  13            14           7
Water and Sewer                                                             5             5           2
Other                                                                       1             2           1
--------------------------------------------------------------------------------------------------------
                                                                          100%          100%        100%
========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (67% for Performance Plus, 68% for Advantage and 48% for Opportunity).

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights
         Selected data for a Common share outstanding throughout each period is as follows:
                                                         Investment Operations
                                               ----------------------------------------
                                                               Net Realized/
                            Beginning          Net             Unrealized
                            Net Asset          Investment      Investment
                            Value              Income          Gain (Loss)        Total
Performance Plus
Year Ended 10/31:
         1998               $15.22             $1.19           $  .20             $1.39
         1997                15.07              1.24              .15              1.39
         1996                15.21              1.27             (.12)             1.15
         1995                14.40              1.32              .85              2.17
         1994                15.95              1.32            (1.53)             (.21)
Advantage
Year Ended 10/31:
         1998                15.68              1.24              .17              1.41
         1997                15.48              1.27              .21              1.48
         1996                15.57              1.29             (.07)             1.22
         1995                14.60              1.33             1.01              2.34
         1994                16.38              1.33            (1.76)             (.43)
Opportunity
Year Ended 10/31:
         1998                15.85              1.25              .15              1.40
         1997                15.66              1.29              .20              1.49
         1996                15.77              1.30             (.10)             1.20
         1995                14.69              1.33             1.12              2.45
         1994                16.58              1.33            (1.81)             (.48)
                                                 Less Distributions
                         -------------------------------------------------------------------------
                         Net            Net
                         Investment     Investment     Capital           Capital
                         Income         Income         Gains             Gains
                         To Common      To Preferred   To Common         To Preferred
                         Shareholders   Shareholders+  Shareholders      Shareholders+     Total
Performance Plus
Year Ended 10/31:
         1998            $ (.95)        $(.23)         $--               $--               $(1.18)
         1997             (1.00)         (.24)          --                --                (1.24)
         1996             (1.04)         (.25)          --                --                (1.29)
         1995             (1.08)         (.28)          --                --                (1.36)
         1994             (1.10)         (.24)          --                --                (1.34)
Advantage
Year Ended 10/31:
         1998             (1.00)         (.24)          --                --                (1.24)
         1997             (1.03)         (.25)          --                --                (1.28)
         1996             (1.05)         (.26)          --                --                (1.31)
         1995             (1.09)         (.28)          --                --                (1.37)
         1994             (1.13)         (.22)          --                --                (1.35)
Opportunity
Year Ended 10/31:
         1998             (1.01)         (.24)        (.03)             (.01)               (1.29)
         1997             (1.04)         (.26)          --                --                (1.30)
         1996             (1.05)         (.26)          --                --                (1.31)
         1995             (1.09)         (.28)          --                --                (1.37)
         1994             (1.13)         (.23)        (.04)             (.01)               (1.41)
                                                                       Total Returns
                                                              -------------------------------
                             Ending
                             Net Asset     Ending             Based on          Based on Net
                             Value         Market Value       Market Value*     Asset Value*
Performance Plus
Year Ended 10/31:
         1998                $15.43        $15.4375             9.48%            7.87%
         1997                 15.22         15.0000             5.94             7.89
         1996                 15.07         15.1250             6.17             6.15
         1995                 15.21         15.2500            22.77            13.58
         1994                 14.40         13.3750           (13.56)           (2.92)
Advantage
Year Ended 10/31:
         1998                 15.85         15.8125             5.58             7.65
         1997                 15.68         15.9375            12.57             8.20
         1996                 15.48         15.1250             7.04             6.37
         1995                 15.57         15.1250            20.69            14.62
         1994                 14.60         13.5000           (14.66)           (4.16)
Opportunity
Year Ended 10/31:
         1998                 15.96         15.9375             5.40             7.45
         1997                 15.85         16.1250            13.01             8.12
         1996                 15.66         15.2500             8.82             6.15
         1995                 15.77         15.0000            21.98            15.30
         1994                 14.69         13.2500           (17.27)           (4.57)

                                                Ratios/Supplemental Data
                           ---------------------------------------------------------------------
                                                                Ratio of Net
                                             Ratio of           Investment
                           Ending            Expenses to        Income to              Portfolio
                           Net Assets        Average            Average                Turnover
                           (000)             Net Assets++       Net Assets++           Rate
Performance Plus
Year Ended 10/31:
         1998             $1,322,187         .77%               5.38%                  23%
         1997              1,304,197         .77                5.69                   12
         1996              1,290,635         .78                5.83                   15
         1995              1,289,804         .78                6.08                    7
         1994              1,240,637         .79                6.01                   12
Advantage
Year Ended 10/31:
         1998              975,410           .78                5.41                    8
         1997              962,058           .78                5.64                    8
         1996              951,656           .78                5.72                   13
         1995              954,277           .78                5.98                    4
         1994              913,355           .79                5.88                   10
Opportunity
Year Ended 10/31:
         1998              1,021,207         .77                5.55                   13
         1997              1,011,202         .77                5.78                   20
         1996              1,000,987         .77                5.81                   19
         1995              1,005,798         .76                6.04                   13
         1994              957,443           .78                5.96                   18

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

LOGO:
NUVEEN
1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                     FAN-2-10-98